     As filed with the Securities and Exchange Commission on April 18, 2008
                                                             FILE No. 333-144271

                                                                        811-4160
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

                         Post-Effective Amendment No. 1

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 23
              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

                           (Exact Name of Registrant)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                               (Name of Depositor)

                             1300 South Clinton Street
                             Fort Wayne, Indiana 46802

                    (Address of Principal Executive Offices)

                             Dennis L. Schoff, Esquire
                     The Lincoln National Life Insurance Company
                             1300 South Clinton Street
                             Fort Wayne, Indiana 46802

               (Name and Address of Agent for Service of Process)
                                   Copies to:
                           Frederick C. Tedeschi, Esq.

                     The Lincoln National Life Insurance Company

                                One Granite Place
                               Concord, N.H. 03301

================================================================================

Title and amount of Securities being registered:
   Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

   The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.
Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective:
  _____ Immediately upon filing pursuant to paragraph (b)

  _X___ On April 30, 2008 pursuant to paragraph (b)

  _____ 60 days after filing pursuant to paragraph (a)(1)
  _____ On [date] pursuant to paragraph (a)(1) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 APRIL 30, 2008


                        LINCOLN ENSEMBLE ACCUMULATOR VUL


            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

  One Granite Place, Concord, New Hampshire 03301 Telephone No.: 1-800-258-3648


This Prospectus describes the Lincoln ENSEMBLE Accumulator Variable Life Insurance Policy ("Ensemble Accumulator" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account JF-A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 3% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a coverage protection provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.


The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following Portfolios:

LVIP CAPITAL GROWTH FUND (STANDARD CLASS)
LVIP DELAWARE BOND FUND (SERVICE CLASS)
LVIP DELAWARE GROWTH AND INCOME FUND (SERVICE CLASS)
LVIP DELAWARE MANAGED FUND (SERVICE CLASS)
LVIP MARSICO INTERNATIONAL GROWTH FUND (STANDARD CLASS)
LVIP MFS VALUE FUND (STANDARD CLASS)


LVIP TURNER MID-CAP GROWTH FUND (STANDARD CLASS)


LVIP MID-CAP VALUE FUND (STANDARD CLASS)
LVIP MONEY MARKET FUND (STANDARD CLASS)


LVIP SSGA S&P 500 INDEX FUND (STANDARD CLASS)
LVIP SSGA SMALL-CAP INDEX FUND (STANDARD CLASS)


LVIP T. ROWE PRICE GROWTH STOCK FUND (STANDARD CLASS)


LVIP TEMPLETON GROWTH FUND (STANDARD CLASS)
LVIP COLUMBIA VALUE OPPORTUNITIES FUND (STANDARD CLASS)
LVIP WILSHIRE AGGRESSIVE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE CONSERVATIVE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE MODERATE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2010 PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2020 PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2030 PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2040 PROFILE FUND (STANDARD CLASS)


AMERICAN CENTURY VP INTERNATIONAL FUND, CLASS I
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2


DELAWARE VIP HIGH YIELD SERIES (STANDARD CLASS)


DWS SMALL CAP INDEX VIP-CLASS B
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2
FTVIPT TEMPLETON FOREIGN SECURITIES FUND, CLASS 2 GROWTH PORTFOLIO GOLDMAN SACHS VIT CAPITAL GROWTH FUND
MFS VIT UTILITIES SERIES


PIMCO TOTAL RETURN PORTFOLIO (ADMINISTRATIVE CLASS)


PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP FINANCIALS
PROFUND VP HEALTH CARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY FUND
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PROFUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO
VANGUARD(R) VIF SMALL COMPANY


Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.


In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble Accumulator insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
POLICY BENEFITS/RISKS SUMMARY                                                3
POLICY RISKS                                                                 4
PORTFOLIO RISKS                                                              5
FEE TABLES                                                                   6
DEFINITIONS                                                                 14
THE COMPANY                                                                 15
THE SEPARATE ACCOUNT                                                        16
INVESTMENT AND FIXED ACCOUNT OPTIONS                                        17
   Separate Account Investments                                             17
   Investment Advisers and Objectives for Each of the Funds                 17
   Mixed and Shared Funding; Conflicts of Interest                          23
   Fund Additions, Deletions or Substitutions                               23
   General Account                                                          23
POLICY CHOICES                                                              24
   General                                                                  24
   Premium Payments                                                         24
   Modified Endowment Contract                                              25
   Compliance with the Internal Revenue Code                                25
   Backdating                                                               25
   Allocation of Premiums                                                   25
   Death Benefit Options                                                    26
   Transfers and Allocations to Funding Options                             27
   Telephone Transfers, Loans and Reallocations                             29
   Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)    29
POLICY VALUES                                                               30
   Accumulation Value                                                       30
   Unit Values                                                              31
   Net Investment Factor                                                    31
   Surrender Value                                                          31
CHARGES & FEES                                                              31
   Charges & Fees Assessed Against Premium                                  31
   Charges & Fees Assessed Against Accumulation Value                       32
   Charges & Fees Assessed Againstthe Separate Account                      33
   Charges Deducted Upon Surrender                                          33
   Surrender Charges on Surrenders and Withdrawals                          34
   Surrender Charges on Increases in Specified Amount                       34
POLICY RIGHTS                                                               35
   Surrenders                                                               35
   Withdrawals                                                              35
   Systematic Disbursements Program                                         35
   Grace Period                                                             36
   Reinstatement of a Lapsed or Terminated Policy                           37
   Coverage Beyond Insured's AttainedAge 100                                37
   Right to Defer Payment                                                   37
   Policy Loans                                                             37
   Overloan Protection Endorsement.                                         39
   Policy Changes                                                           39
   Right of Policy Examination ("Free Look Period")                         40
   Supplemental Benefits                                                    40
DEATH BENEFIT                                                               42
POLICY SETTLEMENT                                                           42
ADDITIONAL INFORMATION                                                      42
   Reports to Policyowners                                                  42
   Right to Instruct Voting of Fund Shares                                  43
   Disregard of Voting Instructions                                         43
   State Regulation                                                         43
   Legal Matters                                                            44
   Financial Statements                                                     44
   Employment Benefit Plans                                                 44
TAX MATTERS                                                                 44
   General                                                                  44
   Federal Tax Status of the Company                                        44
   Life Insurance Qualification                                             44
   Charges for Lincoln Life Income Taxes                                    47
MISCELLANEOUS POLICY PROVISIONS                                             48
   The Policy                                                               48
   Payment of Benefits                                                      48
   Suicide and Incontestability                                             48
   Protection of Proceeds                                                   48
   Nonparticipation                                                         48
   Changes in Owner and Beneficiary; Assignment                             48
   Misstatements                                                            48
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                                               A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-    POLICY BENEFITS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 13-14 below) defines certain words and phrases used in this prospectus.

     The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. Declines in market value of the Portfolios underlying the Divisions, as well as decreases in the Policy's Accumulation Value due to charges assessed, cash withdrawals, and policy loans, may require you to make additional premium payments in order to keep the Policy in force and/or to meet your cash Accumulation Value goals.

-    ISSUANCE AND UNDERWRITING

     We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

-    DEATH BENEFIT

     The primary benefit of your Policy is life insurance coverage. A secondary benefit is cash value accumulation. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

     CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

     COVERAGE PROTECTION GUARANTEE: If your total premiums paid (less withdrawals, and Policy Debt) exceed the cumulative required coverage protection premiums, and the coverage protection guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

-    ACCESS TO CASH VALUE

     LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. Once you reach attained age 66, the percent increases to 91% and for each year thereafter the percent increases by 1% until you reach attained age 75. At attained age 75 and older, you may borrow up to 100% of the Policy's Cash Value. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

     PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

     SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-    FLEXIBILITY OF PREMIUMS

     After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments. The amount of the premium you pay and when you pay them will have an impact on how long the policy will remain in force and the amount of the Policy's Death Benefit and Cash Value.

-    "FREE LOOK" PERIOD

     You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-    OWNERSHIP RIGHTS

     While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, allocating and reallocating Accumulation Values among the Divisions and to or from the General Account, changing the Specified Amount of the Policy and assigning the Policy.

-    SEPARATE ACCOUNT

     The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in one of the corresponding Portfolios listed on the cover of and described in this prospectus. Accumulation Values allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-    GENERAL ACCOUNT

     You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 3% annual interest. We may declare higher interest rates, but are not obligated to do so.

-    TRANSFERS

     GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We currently will charge $25 for each additional transfer during a Policy Year. The charge for each transfer in excess of 12 in a Policy Year is guaranteed not to exceed $50. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

     DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

     PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-    SETTLEMENT OPTIONS

     There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-    CASH VALUE

     Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-    TAX BENEFITS

     Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy. The result may be different if the Policy is owned by other than a natural person or if the current tax laws change.

-    SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

     POLICY RISKS

-    INVESTMENT RISK

     If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 3% per year.

-    SUITABILITY

     Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-    RISK OF LAPSE

     If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the coverage protection guarantee test during the coverage protection guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.

-    TAX RISKS

     Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

     Existing tax laws that-  benefit this Policy may change at any time.

-    WITHDRAWAL AND SURRENDER RISKS

     A Surrender Charge applies for up to fourteen Policy Years after the Policy Date and for up to fourteen years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the coverage protection guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

     A surrender or partial withdrawal may have tax consequences.

-    LOAN RISKS

     Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will be added to the amount of the loan and will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

     PORTFOLIO RISKS

     Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

     The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                                        TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------------------
                               WHEN CHARGE IS
CHARGE                         DEDUCTED                AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------------
Maximum Premium Charges: (1)                           Guaranteed and Current: 7.50% of premium in all years
   Premium Load                Each Premium            3.75% of premium
                               Payment

   Premium Tax Charge (1)      Each Premium            2.5% of premium
                               Payment

   Federal Income              Each Premium            1.25% of premium
      Tax Charge (1)           Payment


Surrender Charge (2)           Policy surrender,       MAXIMUM = $34.01 per $1,000 of Specified Amount (Policy
                               partial withdrawal,     surrendered in 1st through 5th Policy Years for male
                               or decrease             tobacco user age 58)
                               in Specified Amount
                               in up to first          MINIMU1M = $1.06 per $1,000 of Specified Amount (Policy
                               fourteen Policy         surrendered in 14th Policy Year, for female non-tobacco user, ages 0-1)
                               Years and up to first
                               fourteen years after    For 42 year old, male non-tobacco user, Preferred Plus rating class:
                               any increase in            $21.34 per $1,000 of Specified Amount in Policy Years 1 through 5,
                               Specified Amount           declining $2.13 per $1,000 of Specified Amount in Policy Year 14

Transfer Fees                  Upon Transfer           $0 on first 12 transfers in each Policy Year; $50 (currently $25) on each transfer thereafter

Withdrawal Charge              Upon Withdrawal         The lesser of $25 or 2% of the partial withdrawal amount.

In-force Policy Illustrations  Upon Request            $50 (3)

Net Policy Loan                Upon each               Type A Loan: 0% (5)
   Interest Rate (4)           Policy Anniversary      Type B Loan: 1% annually (5)
                               or, when applicable,
                               loan repayment,
                               Policy surrender,
                               reinstatement of
                               Policy or death
                               of the Insured

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Tax Charge may be limited in certain jurisdictions. (See "Premium Charges" page 29.) The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under "Premium Charges" on page 29.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 not later than the end of the 14th Policy Year:

              SURRENDER CHARGE AS PERCENTAGE OF INITIAL SURRENDER CHARGE
                                 AGE ON POLICY DATE
              -----------------------------------------------------------
                  46
POLICY YEAR   OR YOUNGER   47 - 49   50 - 52   53 - 55   56 - 58    59 +
-----------   -----------------------------------------------------------
    0-5         100.0%      100.0%    100.0%    100.0%    100.0%   100.0%
      6          90.0%       88.8%     87.5%     85.7%     83.3%    80.0%
      7          80.0%       77.7%     75.0%     71.4%     66.6%    60.0%
      8          70.0%       66.6%     62.5%     57.1%     50.0%    40.0%
      9          60.0%       55.5%     50.0%     42.8%     33.3%    20.0%
     10          50.0%       44.4%     37.5%     28.5%     16.6%     0.0%
     11          40.0%       33.3%     25.0%     14.2%      0.0%
     12          30.0%       22.2%     12.5%      0.0%
     13          20.0%       11.1%      0.0%
     14          10.0%        0.0%
     15           0.0%

     For more information and an example, see "Charges Deducted upon Surrender" at page 31 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Surrender Charges On Increases In Specified Amount", beginning on page 31.

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest is deducted for a Type A loan, which is charged the same interest rate as the Interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 6% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 5% annually). See "Policy Loans", beginning on page 35.

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                           WHEN CHARGE IS
CHARGE                     DEDUCTED         AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------
Cost of Insurance          Monthly on       Minimum: $.04646 per $1,000
(per $1,000 of net         Monthly          Maximum: $83.33333 per $ 1,000
amount at risk) (1), (5)   Anniversary
                           Date             For 42 year old male non-tobacco user,
                                            Preferred Plus rating class:
                                               Current: $.14031 per $1,000
                                               Guaranteed: $.29724 per $1,000

Acquisition Charge         Monthly on       Maximum: $1.56 per $1,000 in
(per $1,000 of Specified   Monthly          Policy Year 1; $.78 per $1,000
Amount) (2), (5)           Anniversary      in Policy Year 2; $0.00 thereafter
                           Date
                                            For 42-year old male, non-tobacco user,
                                            Preferred Plus rating class: $.3102 per $1,000 in
                                            Policy Year 1; $.1551 per $1000 in Policy Year 2.

Mortality and Expense      Accrued Daily    Maximum:
Risk Charge (3)                                Policy Years 1-25:  0.75% annually
                                               Policy Years 26+:   0.60% annually
                                            Current:
                                               Policy Years 1-10:  0.60% annually
                                               Policy Years 11-25: 0.48% annually
                                               Policy Years 26+:   0.36% annually

Administrative Expense     Monthly on       $10 per month
Charge                     Monthly
                           Anniversary
                           Date

Tax                        Each Valuation   Currently none (4)
Charge                     Period

(1) The cost of insurance charge varies based on Attained Age, sex, tobacco use status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 30.

(2) The rate shown in the table is determined as follows. The acquisition charge is charged monthly for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $78.00 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-tobacco user, Preferred Plus rating class is $15.51 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 31.

(3)  The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 31 below.

(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                             WHEN CHARGE IS
                             DEDUCTED           AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------
Accelerated Benefit          Deducted from      $250
                             benefit payment
Accidental Death Benefit     Monthly on         Minimum: $.07 per $1000 of Insurance Risk (1), (8)
                             the Monthly        Maximum: $.16 per $1,000 of Insurance Risk (1), (8)
                             Anniversary Date
                                                42 year old male non-tobacco user, Preferred Plus rating class:
                                                   $.08 per $1,000 of Insurance Risk

Automatic Increase           Monthly on         Maximum: $.11 per $1000 of Initial Specified Amount (3), (8)
                             the Monthly
                             Anniversary Date
                                                42 year old male non-tobacco user, Preferred Plus rating class:
                                                   $.01 per $1,000 of Rider Specified Amount

Children's Term Insurance    Monthly on         $.50 per $1000 of Death Benefit
                             the Monthly
                             Anniversary Date
Disability Waiver of         Monthly on         Minimum: 4.8% increase in monthly charges (4), (8)
Monthly Deductions Benefit   the Monthly        Maximum: 23.7% increase in monthly charges (4), (8)
                             Anniversary Date

                                                42 year old male non-tobacco user, Preferred Plus rating class:
                                                   Year 1: 7.5% increase in monthly charges
                                                   Year 23: 23.7% increase in monthly charges
Disability Waiver of         Monthly on         Minimum: $.0172 per $1 of Specified Premium waived (5), (8)
Specified Premium            the Monthly        Maximum: $.1371 per $1 of Specified Premium waived (5), (8)
                             Anniversary Date

                                                42 year old male non-tobacco user, Preferred Plus rating class:
                                                   Minimum: $.047 per $1 of Specified Premium waived
                                                   Maximum: $.1371 per $1 of Specified Premium waived

Guaranteed Death Benefit     Monthly on         $0.01 per $1000 of Specified Amount.
                             the Monthly
                             Anniversary Date
Guaranteed Insurability      Monthly on         Minimum: $.03 per $1,000 of Specified Amount (7), (9)
Option Rider                 the Monthly        Maximum: $.16 per $1,000 of Specified Amount (7), (9)
                             Anniversary Date

                                                35 year old male non-tobacco user, Preferred Plus rating class:
                                                   $.11 per $1,000 of Specified Amount (9)
Spouse Term Rider            Monthly on         Minimum: $.062 per $1,000 of Death Benefit (7), (8)
                             the Monthly        Maximum: $25.47888 per $1,000 of Death Benefit (7), (8)
                             Anniversary Date
                                                42 year old female non-tobacco user, Preferred Plus rating class:
                                                   $.171 per $1,000 of Death Benefit

                                  RIDER CHARGES

                        AMOUNT DEDUCTED
WHEN CHARGE IS          DEDUCTED
--------------------------------------------------------------------------------------------------------------------
Supplemental Coverage   COI Charge,         Mi$.01815 per $1,000 of Net Amount at Risk attributable to
Rider                   Deducted Monthly    the Rider (7), (8)
                        on Monthly          Maximum: $83.33333 per $1,000 of Net Amount at Risk attributable
                        Anniversary Date    to the Rider (7), (8)
                                            42 year old male non-tobacco user, Preferred Plus rating class:
                                            $.02826 per $1,000 of Rider Specified Amount (Year 1)

                        Rider Acquisition   $1.56 per $1,000 of Rider Specified Amount in Rider Year 1 (max) and
                        Charge, Deducted    $.78 per $1,000 of Rider Specified Amount in Rider Year 2 (2), (8) (max)
                        Monthly on
                        Monthly
                        Anniversary Date
                                            42 year old male non-tobacco user, Preferred Plus rating class (7):
                                               $.3102 per $1,000 of Rider Specified Amount in Rider Year 1 and
                                               $.1551 per $1,000 of Rider Specified Amount in Rider Year 2

                        Unit Expense        Guaranteed: $0.01 per $1,000 Rider Specified Amount
                        Charge, deducted    Current: $0.01 per $1,000 in Rider Years 1 - 10 and
                        Monthly on          $0.00 per $1,000 in Rider Years 11 and later
                        Monthly
                        Anniversary date

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) This charge varies based on the sex, Issue Age, and rating class of the Insured. The calculation and operations of this charge is similar to the calculation of the Acquisition Charge on the Policy. See note (2) on page 8.

(3)  The monthly rate for this rider is based on Issue Age of the Insured.

(4) The charge percentage for this rider is based on Attained Age of the Insured.

(5) The monthly rate for this rider is based on sex, Attained Age, and rating class of the Insured.

(6) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(7) This charge varies based on Attained Age, sex, tobacco use status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on page 8.

(8) The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(9)  This rider is not available to Insureds beyond Issue Age 40.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                                      MINIMUM  MAXIMUM
                                                                      -------  -------
Total Annual Portfolio Operating Expenses (expenses that are           0.24%    6.06%
   deducted from Portfolio assets, including management
   fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements
Total Annual Portfolio Operating Expenses (expenses that are           0.24%    1.63%
   deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses), with contractual waivers and expense reimbursements



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2007 for the Portfolios in which the Separate Account invests.

     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. The 1.63% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for nine Portfolios, and the expense limits are terminable after April 30, 2009. These arrangements are described in more detail in the Expense table and footnotes on the following pages and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.63% and .24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.

     The minimum and maximum percentages shown in the table include Fund Operating Expenses of the mutual funds, if any, which may be acquired by the underlying funds as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any. In addition, certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption fees are discussed in the Transfers and Allocations to Funding Options section of this prospectus and further information about redemption fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-258-3648.

     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.


     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


     Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, those rules permit that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2007, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
(as a percentage of average net assets)


                                                            MGMT.     12b-1     OTHER                TOTAL                   TOTAL
                                                            FEES      FEES    EXPENSES             EXPENSES     TOTAL     EXPENSES
                                                          (BEFORE   (BEFORE    (BEFORE   ACQUIRED   (BEFORE  CONTRACTUAL    (AFTER
                                                             ANY       ANY       ANY    FUND FEES     ANY      WAIVERS/  CONTRACTUAL
                                                          WAIVERS/  WAIVERS/  WAIVERS/     AND     WAIVERS/     REIMB.      WAIVERS/
                                                           REIMB.)   REIMB.)   REIMB.)   EXPENSES   REIMB.)   (IF ANY)      REIMB.)
------------------------------------------------------------------------------------------------------------------------------------
AFIS Growth - Class 2                                        0.32%     0.25%     0.01%     0.00%      0.58%      0.00%        0.58%
AFIS Growth Income - Class 2                                 0.26%     0.25%     0.01%     0.00%      0.52%      0.00%        0.52%
American Century VP International(1)(2)                      1.20%     0.00%     0.01%     0.00%      1.21%      0.00%        1.21%
American Century VP Value - Class II(1)(2)                   0.83%     0.25%     0.01%     0.00%      1.09%      0.00%        1.09%
Delaware VIP High Yield Standard Class(3)                    0.65%     0.00%     0.10%     0.00%      0.75%     -0.01%        0.74%
DWS Small Cap Index VIP Class - B(4)                         0.35%     0.25%     0.15%     0.00%      0.75%      0.00%        0.75%
Fidelity VIP ContraFund Initial Class(5)                     0.56%     0.00%     0.09%     0.00%      0.65%      0.00%        0.65%
Fidelity VIP Equity-Income Initial Class(6)                  0.46%     0.00%     0.09%     0.00%      0.55%      0.00%        0.55%
Fidelity VIP Growth Initial Class(7)                         0.56%     0.00%     0.09%     0.00%      0.65%      0.00%        0.65%
Fidelity VIP High Income Initial Class                       0.57%     0.00%     0.11%     0.00%      0.68%      0.00%        0.68%
Fidelity VIP Investment Grade Bond Service Class 2           0.32%     0.25%     0.11%     0.00%      0.68%      0.00%        0.68%
Fidelity VIP Mid Cap Service Class 2(8)                      0.56%     0.25%     0.10%     0.00%      0.91%      0.00%        0.91%
FTVIP Franklin Small Cap Value Securities - Cl 2(9)          0.51%     0.25%     0.15%     0.02%      0.93%     -0.02%        0.91%
FTVIP Templeton Foreign Securities Fund Class 1(9)           0.63%     0.00%     0.14%     0.02%      0.79%     -0.02%        0.77%
Goldman Sachs VIT Capital Growth Fund                        0.75%     0.00%     0.10%     0.00%      0.85%      0.00%        0.85%
LVIP Capital Growth Standard Class(10)                       0.73%     0.00%     0.07%     0.00%      0.80%     -0.02%        0.78%
LVIP Columbia Value Opportunities Standard Class(11)(29)(30) 1.05%     0.00%     0.15%     0.00%      1.20%      0.00%        1.20%
LVIP Delaware Bond Service Class(28)                         0.34%     0.35%     0.06%     0.00%      0.75%      0.00%        0.75%
LVIP Delaware Growth & Income Service Class(28)              0.33%     0.35%     0.07%     0.00%      0.75%      0.00%        0.75%
LVIP Delaware Managed Service Class(28)                      0.40%     0.35%     0.08%     0.00%      0.83%      0.00%        0.83%
LVIP Marsico International Growth Standard Class(12)         0.93%     0.00%     0.11%     0.00%      1.04%     -0.01%        1.03%
LVIP MFS Value Standard Class(13)                            0.70%     0.00%     0.08%     0.00%      0.78%      0.00%        0.78%
LVIP Mid-Cap Value Standard Class(14)(29)                    0.93%     0.00%     0.09%     0.00%      1.02%      0.00%        1.02%
LVIP Money Market Standard Class                             0.37%     0.00%     0.07%     0.00%      0.44%      0.00%        0.44%
LVIP SSgA S&P 500 Index Standard Class(15)                   0.24%     0.00%     0.08%     0.00%      0.32%     -0.04%        0.28%
LVIP SSgA Small-Cap Index Standard Class(16)(29)(30)         0.32%     0.00%     0.14%     0.00%      0.49%     -0.03%        0.46%
LVIP T. Rowe Price Growth Stock Standard Class(17)(29)       0.74%     0.00%     0.08%     0.00%      0.82%      0.00%        0.82%
LVIP Templeton Growth Standard Class(18)(29)                 0.74%     0.00%     0.12%     0.00%      0.86%     -0.05%        0.81%
LVIP Turner Mid-Cap Growth Standard Class(19)(20)(29)        0.89%     0.00%     0.19%     0.00%      1.08%     -0.06%        1.02%
LVIP Wilshire 2010 Profile Standard Class(21)(22)            0.25%     0.00%     3.18%     0.76%      4.19%     -3.18%        1.01%
LVIP Wilshire 2020 Profile Standard Class(21)(22)            0.25%     0.00%     1.45%     0.79%      2.49%     -1.45%        1.04%
LVIP Wilshire 2030 Profile Standard Class(21)(22)            0.25%     0.00%     2.61%     0.88%      3.74%     -2.61%        1.13%
LVIP Wilshire 2040 Profile Standard Class(21)(22)            0.25%     0.00%     4.89%     0.92%      6.06%     -4.89%        1.17%
LVIP Wilshire Aggressive Profile Standard
   Class(21)(22)                                             0.25%     0.00%     0.09%     1.02%      1.36%     -0.09%        1.27%
LVIP Wilshire Conservative Profile Standard
   Class(21)(22)                                             0.25%     0.00%     0.08%     0.77%      1.10%     -0.08%        1.02%
LVIP Wilshire Moderate Profile Standard Class(21)(22)        0.25%     0.00%     0.04%     0.89%      1.18%     -0.04%        1.14%
LVIP Wilshire Moderately Aggressive Profile Standard
   Class(21)(22)                                             0.25%     0.00%     0.04%     0.92%      1.21%     -0.04%        1.17%
MFS VIT Research Initial Class(23)                           0.75%     0.00%     0.13%     0.00%      0.88%      0.00%        0.88%
MFS VIT Utilities Initial Class(23)(24)                      0.75%     0.00%     0.10%     0.00%      0.85%     -0.03%        0.82%
PIMCO VIT Total Return Portfolio - Admin Class(25)           0.25%     0.15%     0.43%     0.00%      0.83%      0.00%        0.83%
ProFund VP Asia 30(26)                                       0.75%     0.25%     0.64%     0.00%      1.64%     -0.01%        1.63%
ProFund VP Europe 30(26)                                     0.75%     0.25%     0.66%     0.00%      1.66%     -0.03%        1.63%
ProFund VP Financials(26)                                    0.75%     0.25%     0.74%     0.00%      1.74%     -0.11%        1.63%
ProFund VP Health Care(26)                                   0.75%     0.25%     0.72%     0.00%      1.72%     -0.09%        1.63%
ProFund VP Large-Cap Growth(26)                              0.75%     0.25%     0.70%     0.00%      1.70%     -0.07%        1.63%
ProFund VP Large-Cap Value(26)                               0.75%     0.25%     0.72%     0.00%      1.72%     -0.09%        1.63%
ProFund VP Rising Rates Opportunity                          0.75%     0.25%     0.62%     0.00%      1.62%      0.00%        1.62%
ProFund VP Small-Cap Growth(26)                              0.75%     0.25%     0.69%     0.00%      1.69%     -0.06%        1.63%
ProFund VP Small-Cap Value(26)                               0.75%     0.25%     0.76%     0.00%      1.76%     -0.13%        1.63%
ProFund VP Technology(26)                                    0.75%     0.25%     0.72%     0.00%      1.72%     -0.09%        1.63%
ProFund VP US Government Plus(27)                            0.50%     0.25%     0.68%     0.00%      1.43%     -0.10%        1.33%
T Rowe Price Mid-Cap Growth Portfolio                        0.85%     0.00%     0.00%     0.00%      0.85%      0.00%        0.85%
Vanguard Mid-Cap Index Portfolio                             0.20%     0.00%     0.04%     0.00%      0.24%      0.00%        0.24%
Vanguard REIT Index Portfolio                                0.26%     0.00%     0.04%     0.00%      0.30%      0.00%        0.30%
Vanguard Small Company Growth Portfolio                      0.32%     0.00%     0.04%     0.00%      0.36%      0.00%        0.36%



(1) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(2) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(3) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.

(5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Initial Class. These offsets may be discontinued at any time.

(6) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.54% for Initial Class. These offsets may be discontinued at any time.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Initial Class. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(9) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is reliend upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(10) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.78% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(11) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(12) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.04% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(13) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.80% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(14) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.04% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(15) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(17) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(18) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(19) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.02% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(21) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(22) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(24) MFS has agreed in writing to reduce its management fee to 0.70% annualy on average daily net assets in excess of $1 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(25) "Other Expenses" reflect an administrative fee of 0.25% and interest expense.

(26) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(27) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.33% through April 30, 2008. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(28) The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1 fee effective January 1, 2008.

(29) Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

(30) The management fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged pursuant to the new agreement is lower than the management fee previously charged to the fund.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.


COMPANY--The Lincoln National Life Insurance Company.


COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.


DIVISION--A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.


FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 3% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the coverage protection guarantee is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

LOAN VALUE--Generally, 100% of the Policy's Cash Value on the date of a loan.

MINIMUM ANNUAL PREMIUM--The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For Policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original Policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PREMIUM LOAD--A charge we assess against premium payments.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.


SEPARATE ACCOUNT JF-A OR THE SEPARATE ACCOUNT--Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.


SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs as of the close of business of the New York Stock Exchange on any day, Monday through Friday, that the New York Stock Exchange is open.

VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY


     The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

     Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

     On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

     Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

     The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-258-3648.

     At December 31, 2007 the Company and its subsidiaries had total assets of approximately $174.3 billion and had $362.9 billion of insurance in force, while total assets of Lincoln National Corporation were $191.4 billion.

     We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

     We are currently rated AA (Very Strong) by Standard & Poor's Corporation, A+ (Superior) by A. M. Best Company, and AA (Very Strong) by Fitch Ratings. These ratings do not apply to the Separate Account, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet contractual obligations to our policyholders.


THE SEPARATE ACCOUNT


The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Separate Account JF-A. Net Premiums and Accumulation Values allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account JF-A was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.


The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


DIVISIONS. The Policy presently offers fifty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

     INVESTMENT AND FIXED ACCOUNT OPTIONS

     You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.

     SELECTING INVESTMENT OPTIONS

     - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

     - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

     - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-    SEPARATE ACCOUNT INVESTMENTS


     The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 54 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


     Lincoln Variable Insurance Products Trust ("LVIP")
     American Century Variable Portfolios, Inc.
     American Funds Insurance Series
     Delaware VIP Trust
     DWS Investments VIT Funds
     Fidelity(R) Variable Insurance Products Fund ("VIP")
     Franklin Templeton Variable Insurance Products Trust
     Goldman Sachs Variable Insurance Trust
     MFS(R) Variable Insurance Trust
     PIMCO Variable Insurance Trust
     ProFunds VP
     Vanguard Variable Insurance Fund

     Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

     The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

     On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series:
     High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

-    INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

     The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors")(formerly Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

     American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investments VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs ("Goldman Sachs") Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

     Following are the investment objectives and managers for each of the
     Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH


PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2          Seeks long-term growth                                  Capital

Fidelity VIP Growth Portfolio          Seeks to achieve capital appreciation.                  FMR

Goldman Sachs Capital Growth Fund      Seeks long-term growth of capital.                      Goldman Sachs
                                                                                               Asset Management, L.P.

LVIP Capital Growth Fund               Seeks capital growth. Realization of income is          Wellington Management,
   (Standard Class)                    not a significant investment consideration and          Company, LLP
   (formerly JPVF Capital              any income realized will be incidental.                 ("Wellington")
      Growth Portfolio)

LVIP Delaware Growth                   Maximize long-term return (capital appreciation         Delaware Management
   and Income Fund                     plus income) consistent with prudent investment         Company
   (Service Class)                     strategy. The Fund pursues its objective by investing   ("DMC")
   (formerly JPVF Growth Portfolio)    in a diversified portfolio of stocks primarily of
                                       large-sized U.S. companies

LVIP T. Rowe Price Growth Stock Fund   Long-term growth of capital. Dividend and               T. Rowe Price
   (Standard Class)                    interest income from portfolio securities, if any, is   Associates, Inc.
   (formerly JPVF Strategic)           incidental to the Portfolio's investment objective
   Growth Portfolio                    of long-term growth.

ProFund VP Large-Cap Growth            Seeks daily investment results, before fees and         ProFund Advisors LLC
                                       expenses, that correspond to the daily performance      ("ProFund")
                                       of the S&P 500/Citigroup Growth Index.


                                   LARGE CORE


PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio   Seeks long-term capital appreciation.                   FMR
LVIP SSgA S&P 500 Index Fund(1)        Seeks investment results that correspond to the         State Street Global
   (Standard Class)                    total return of common stocks publicly traded in        Advisors Funds
   (formerly JPVF S&P 500              the United States, as represented by the S&P 500.       Management, Inc.
   Index Portfolio)                                                                            ("SSgA")

                                PORTFOLIO CHOICES
                                   LARGE VALUE

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,               Seeks long-term growth and income                      Capital
   Class 2

Fidelity VIP Equity-Income Portfolio       Seeks reasonable income by investing primarily in      FMR
                                           income-producing equity securities. In choosing
                                           these securities the Portfolio will also consider
                                           the potential for capital appreciation. The
                                           Portfolio's goal is to achieve a yield which exceeds
                                           the composite yield on the securities comprising the
                                           Standard & Poor's Composite Index of 500 Stocks (S&P
                                           500).

LVIP MFS Value Fund                        Long-term growth of capital by investing primarily     Massachusetts Financial
   (Standard Class)                        in a wide range of equity issues that may offer        Services Company
   (formerly JPVF Value Portfolio)         capital appreciation and, secondarily, seeks a         ("MFS")
                                           reasonable level of current income.

ProFund VP Large-Cap Value                 Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to the daily performance
                                           of the S&P 500/Citigroup Value Index.

                                 MID-CAP GROWTH


PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Turner Mid-Cap Growth Fund            Seeks capital appreciation.                            Turner
   (Standard Class)
   (formerly JPVF Mid-Cap
   Growth Portfolio)


                                  MID-CAP CORE

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio,            Seeks long-term growth of capital                      FMR
   Service Class 2

Vanguard(R) VIF Mid-Cap                    Seeks to provide long-term growth of capital by        Vanguard
   Index Portfolio                         attempting to match the performance of a broad-based
                                           market index of stocks of medium-size U.S.
                                           companies.

                                  MID-CAP VALUE

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,         Seeks long-term capital growth.                        American Century
   Class II                                Income is a secondary objective.

LVIP Mid-Cap Value Fund                    Seeks long-term capital appreciation.                  Wellington
   (Standard Class)
   (formerly JPVF Mid-Cap
   Value Portfolio)

                                SMALL-CAP GROWTH


PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Cap Index Fund             Seeks capital appreciation. The Fund pursues its       SSgA
   (Standard Class)                        objective by seeking to approximate, as closely as
   (formerly JPVF Small                    practicable, before fees and expenses, the
   Company Portfolio)                      performance of the Russell 2000(R) Index(2) which
                                           emphasizes stocks of small U.S. companies.

ProFund VP Small-Cap Growth                Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to the daily performance
                                           of the S&P SmallCap 600/Citigroup Growth Index.

DWS Small Cap Index VIP-Class B            Seeks to replicate, as closely as possible, before     Deutsche
                                           expenses, the performance of the Russell 2000 Small
                                           Stock Index, which emphasizes stocks of small U.S.
                                           companies.

Vanguard(R) VIF Small Company              Seeks to provide long-term growth of capital.          Granahan and GMO
   Growth Portfolio

                                PORTFOLIO CHOICES
                                 SMALL-CAP VALUE


PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value                   Seeks long-term total return.                          Franklin Advisory
   Securities Fund, Class 2                                                                       Services, LLC

LVIP Columbia Value Opportunities Fund     Seeks long-term capital appreciation by investing      Columbia Management
   (Standard Class)                        primarily in securities of small-cap companies.        Advisors, LLC
   (formerly JPVF Small-Cap
   Value Portfolio)

ProFund VP Small-Cap Value                 Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to the daily performance
                                           of the S&P SmallCap 600/Citigroup Value Index.


                           INTERNATIONAL LARGE GROWTH

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
American Century(R) VP International       Seeks capital growth.                                  American Century
   Fund, Class I

LVIP Marsico International Growth Fund     Long-term capital appreciation.                        Marsico Capital
   (Standard Class)                                                                               Management, LLC
   (formerly JPVF International
   Equity Portfolio)

ProFund VP Asia 30                         Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to the daily performance
                                           of the ProFunds Asia 30 Index.

ProFund VP Europe 30                       Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to the daily performance
                                           of the ProFunds VP Europe 30 Index.

                            INTERNATIONAL LARGE CORE

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth Fund                 Long-term growth through a policy of investing         Templeton Investment
   (Standard Class)                        primarily in stocks of companies organized in the      Counsel, LLC
   (formerly JPVF World Growth             U.S. or in any foreign nation. A portion of the        ("Templeton")
   Stock Portfolio)                        Portfolio may also be invested in debt obligations
                                           of companies and governments of any nation. Any
                                           income realized will be incidental.

                            INTERNATIONAL LARGE VALUE

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities               Seeks long-term capital growth.                        Templeton Investment
   Fund: Class 2                                                                                  Counsel, LLC

                                     SECTOR

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                   Seeks capital growth and current income (income        MFS
                                           above that is available from a portfolio invested
                                           entirely in equity securities).

ProFund VP Financials                      Seeks daily investment results, before fees and        ProFund
                                           expenses, that corresponds to the daily performance
                                           of the Dow Jones U.S. Financial Sector Index.

ProFund VP Health Care                     Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to the daily performance
                                           of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Technology                      Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to the daily performance
                                           of the Dow Jones U.S. Technology Sector Index.

Vanguard(R) VIF REIT Index                 Seeks to provide a high level of income and moderate   Vanguard
   Portfolio                               long-term growth of capital.

                                PORTFOLIO CHOICES
                                  FIXED INCOME

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond         Seeks to achieve as high a level of current income     FMR
   Portfolio, Service Class 2              as is consistent with preservation of capital.

LVIP Delaware Bond Fund                    Maximum current income consistent with a prudent       DMC
   (Service Class)                         investment strategy.
   (formerly JPVF High Yield
   Bond Portfolio)

Delaware VIP High Yield Series             Seeks maximum current income (yield) consistent with   DMC
   (Standard Class)                        a prudent investment strategy.

PIMCO Total Return Portfolio               Seeks maximum total return, consistent with            PIMCO
                                           preservation of capital and prudent investment
                                           management.

ProFund VP Rising Rates Opportunity        Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to one and one-quarter
                                           times (125%) the inverse (opposite) of the daily
                                           price movement of the most recently issued 30-year
                                           U.S. Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus            Seeks daily investment results, before fees and        ProFund
                                           expenses, that correspond to one and one-quarter
                                           times (125%) the daily price movement of the most
                                           recently issued 30-year U.S. Treasury Bond ("Long
                                           Bond").

                                     HYBRID

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Delaware Managed Fund                 Maximize long-term return (capital appreciation plus   DMC
   (Service Class)                         income) consistent with prudent investment strategy.
   (formerly JPVF Balanced Portfolio)      The Fund pursues its objective by investing in three
                                           categories of securities: equity securities (stocks),
                                           fixed-income securities (debt obligations) and
                                           money market securities


                                ASSET ALLOCATION

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Wilshire Conservative Profile         A high level of current income with some               Wilshire Associates
   Fund(3) (Standard Class)                consideration given to growth of capital.              ncorporated
                                                                                                  "Wilshire")

LVIP Wilshire Moderate Profile Fund(3)     A balance between a high level of current income and   Wilshire
   (Standard Class)                        growth of capital, with an emphasis on growth of
                                           capital.

LVIP Wilshire Moderately Aggressive        A balance between a high level of current income and   Wilshire
   Profile Fund(3)                         growth of capital, with a greater emphasis on growth
   (Standard Class)                        of capital.

LVIP Wilshire Aggressive Profile Fund(3)   Long-term growth of capital. Current income is not a   Wilshire
   (Standard Class)                        consideration.

LVIP Wilshire 2010 Profile Fund(3)         The highest total return over time with an increased   Wilshire
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches. Thereafter, an emphasis will be placed
                                           on high current income with a secondary focus on
                                           capital appreciation.

                                PORTFOLIO CHOICES

                                ASSET ALLOCATION


PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2020 Profile Fund(3)         The highest total return over time with an increased   Wilshire
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches. Thereafter, an emphasis will be placed
                                           on high current income with a secondary focus on
                                           capital appreciation.

LVIP Wilshire 2030 Profile Fund(3)         The highest total return over time with an increased   Wilshire
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches. Thereafter, an emphasis will be placed
                                           on high current income with a secondary focus on
                                           capital appreciation.

LVIP Wilshire 2040 Profile Fund(3)         The highest total return over time with an increased   Wilshire
   (Standard Class)                        emphasis on capital preservation as the target date
                                           approaches. Thereafter, an emphasis will be placed
                                           on high current income with a secondary focus on
                                           capital appreciation.


                                  MONEY MARKET

PORTFOLIO NAME                             OBJECTIVE                                              MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Money Market Fund                     Maximum current income while (i) maintaining a         DMC
   (Standard Class)                        stable value of its shares and (ii) preserving the
   (formerly JPVF Money                    value of the Fund.
   Market Portfolio)

(1) "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P).

(2) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000(R) is a trademark of Russell Investment Group.


(3) These Portfolio Choices become available on and after May 19, 2008. The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities. None of the mutual funds, the shares of which are purchased by these Funds of Funds, pay 12b-1 fees to Lincoln Life or its affiliates.


An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

     We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-    MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

     Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-    FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions;
     (b) the shares of a Portfolio are no longer available for investment; or
     (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

     We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

          (a)  to operate the Separate Account in any form permitted by law;

          (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

          (c) to transfer assets from one Division to another, or from any Division to our general account;

          (d)  to add, combine, or remove Divisions in the Separate Account;

          (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges" on page 33; and

          (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

     Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-    GENERAL ACCOUNT

     Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the

     1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

     The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 3.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

     The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

     We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 3.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 3.0%.

     If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

POLICY CHOICES

-    GENERAL

     The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

     To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

     The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

PREMIUM PAYMENTS

     The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).

     If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

     In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-    MODIFIED ENDOWMENT CONTRACT

     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance

-    COMPLIANCE WITH THE INTERNAL REVENUE CODE

     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance peremium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirments of the Code.

     We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-    BACKDATING

     Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by State law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-    ALLOCATION OF PREMIUMS

     We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date.

     Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

     You may change your premium allocation instructions at any time. Your request may be written, by telephone or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-    DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the available Death Benefit Options. After the Policy has been in force for two years and until you reach Age 100, you may change from any of the Options to Option I or Option II. Changes from Option I or Option II to Option III are not permitted. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

     OPTION I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

     OPTION II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or
     (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

     OPTION III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

     The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

DEATH BENEFIT QUALIFICATION TEST

     You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test.

     Once you have made your choice, the Death Benefit qualification test cannot be changed.

     The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

     Following are the Corridor Percentages under the Guideline Premium Test:

                              CORRIDOR PERCENTAGES
       (ATTAINED AGE OF THE INSURED AT THE BEGINNING OF THE CONTRACT YEAR)

AGE      %    AGE    %     AGE     %     AGE      %
----    ----  ---   ----   ---   ----   -----   -----
0-40    250%   50   185%    60   130%     70     115%
 41     243    51   178     61   128      71     113
 42     236    52   171     62   126      72     111
 43     229    53   164     63   124      73     109
 44     222    54   157     64   122      74     107
 45     215    55   150     65   120    75-90    105
 46     209    56   146     66   119      91     104
 47     203    57   142     67   118      92     103
 48     197    58   138     68   117      93     102
 49     191    59   134     69   116      94     101
                                          95+    100

     The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

     Effective on and after April 30, 2007, you may not elect the Cash Value Accumulation test if you select Death Benefit Option III.

     The tests differ as follows:

     (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

     (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

     (3) If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation

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          test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

     (4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

     You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

     The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble Accumulator Policy issued to a male, non-tobacco user, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                                   CASH VALUE    GUIDELINE
                                  ACCUMULATION    PREMIUM
                                      TEST         TEST
                                  ------------   ---------
Specified Amount                     100,000      100,000
Accumulation Value                    70,000       70,000
Corridor Percentage                      225%         157%
Total Premiums less Withdrawals       40,000       40,000
Death Benefit Option I               157,500      109,900
Death Benefit Option II              170,000      170,000
Death Benefit Option III                 N/A      140,000

     Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

     Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

     After we issue the Policy and once the Policy has been in force for not less than 24 months and so long as you have not reached Age 100, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.

-    TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

     The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

     We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

     In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.


     However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.


     However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

     We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.


     In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


     We have the right to terminate, suspend or modify these provisions.

     The Company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

     You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

     You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

     Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. We reserve the right to modify these restrictions.

     We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

-    TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

     You or your authorized representative (or a member of his/her administrative staff) may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Telephone and internet transfers may not always be available.

     We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-    AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

     Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

     You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

     You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

     You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at anytime.

     You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

     Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investment Divisions available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

POLICY VALUES

-    ACCUMULATION VALUE

     The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

     On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

     (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

     (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v)  all withdrawals from the Division during the current Valuation Period.

     Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

     We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year for Accumulation Value in the Divisions and at the beginning of the eleventh Policy Year for Accumulation Value in the General Account and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments.

     For the Investment Divisions, the adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

     (i) is currently equal to .00050 (which is guaranteed not to be less than .00025);

     (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

     (iii) is the Type B loan balance at the beginning of the Policy Year; and

     (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

     For the General Account, the adjustment is calculated as (i) multiplied by the total of (ii) minus (iii), but not less than zero, where:

     (i) is currently equal to .00020 (which is guaranteed not to be less than .00000833);

     (ii) is the amount allocated to the General Account at the beginning of the Policy Year; and

     (iii) is the Type B loan balance at the beginning of the Policy Year.

     See "Policy Loans" for a description of Type B loans.

-    UNIT VALUES

     We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

     The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-    NET INVESTMENT FACTOR

     The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the sum of:

          (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

     (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

     (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

     Because the Net Investment Factor may be greater than, less than or equal to 1,values in a Division may increase or decrease from Valuation Period to Valuation Period.

     The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

     You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-    SURRENDER VALUE

     The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

CHARGES & FEES

-    CHARGES & FEES ASSESSED AGAINST PREMIUM

     PREMIUM CHARGES

     Before a premium is allocated to any of the Divisions of the Separate Account and the General Account, we will deduct (except with respect to policies issued for delivery to residents of the Commonwealth of Puerto
     Rico) the following fees and charges:

     - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% in Oregon and 2.35% in California).

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     -    a federal income tax charge of 1.25% ("Federal Income Tax Charge")
          which reimburses us for our increased federal tax liability under the federal tax laws.

     - a Premium Load, which is guaranteed not to exceed 3.75% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.

     The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

     For policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 7.5% before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.

     The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-    CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

     Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

     MONTHLY DEDUCTION

     On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

     The Monthly Deduction equals:

          (i)  the Cost of Insurance for the Policy (as described below), plus

          (ii) a Monthly Administrative Fee of $10, plus

          (iii) a monthly Acquisition Charge during the first two Policy Years equal to 2%of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

          (iv) the cost of optional benefits provided by rider.

          (v) a monthly Acquisition Charge during the first 24 months following any increase in Specified Amount.

     COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

     The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

          i)   is the current Cost of Insurance Rate as described in the Policy;

          ii) is the death benefit at the beginning of the policy month divided by 1.00246627 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 3%); and

          iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

     The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

     The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female

     (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

     MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

     ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $78.00, resulting in a maximum Acquisition Charge of $1.56 per month per $1000 of Specified Amount in year 1 and $.78 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

     To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

     CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-    CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 10, 0.48% in Policy Years 11 through 25, and 0.36% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.75% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

     The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

     ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

     We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This fee is guaranteed not to exceed $50. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

-    CHARGES DEDUCTED UPON SURRENDER

     If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during up to the first fourteen Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

     The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on


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     the Issue Date. It equals your Policy's Specified Amount times a rate per
     $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, sex of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

     For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero no later than the fifeenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

               SURRENDER CHARGE AS PERCENTAGE OF INITIAL SURRENDER
                             CHARGE AGE ON POLICY DATE
             ------------------------------------------------------
                46
POLICY YEAR  OR YOUNGER  47 - 49  50 - 52  53 - 55  56 - 58   59 +
-----------  ------------------------------------------------------
    0-5        100.0%     100.0%   100.0%   100.0%   100.0%  100.0%
      6         90.0%      88.8%    87.5%    85.7%    83.3%   80.0%
      7         80.0%      77.7%    75.0%    71.4%    66.6%   60.0%
      8         70.0%      66.6%    62.5%    57.1%    50.0%   40.0%
      9         60.0%      55.5%    50.0%    42.8%    33.3%   20.0%
     10         50.0%      44.4%    37.5%    28.5%    16.6%    0.0%
     11         40.0%      33.3%    25.0%    14.2%     0.0%
     12         30.0%      22.2%    12.5%     0.0%
     13         20.0%      11.1%     0.0%
     14         10.0%       0.0%
     15          0.0%

     For example, if your Policy's Specified Amount were $100,000, you were male, Age 42, non-tobacco user, Preferred Plus at the Policy Date, and the applicable rate were $21.34 per thousand, your initial Surrender Charge would be $2,134.00. The Surrender Charge per thousand applicable in any Policy Year therefore would be as follows:

POLICY YEAR  SURRENDER CHARGE
-----------  ----------------
    0-5           $21.34
      6           $19.20
      7           $17.07
      8           $14.93
      9           $12.80
     10           $10.67
     11           $ 8.53
     12           $ 6.40
     13           $ 4.26
     14           $ 2.13
     15           $    0

     We will not assess a Surrender Charge after the fourteenth Policy Year unless there is an increase in Specified Amount.

     The Surrender Charge on an increase in Specified Amount is described in "Surrender Charges on Increase in Specified Amount" below.

     The maximum Surrender Charge that we will assess is $34.01 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male tobacco user, age 58.

     A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

-    SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

     All applicable Surrender Charges are imposed on Surrenders.

     We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $25 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

     We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

-    SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

     Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

     The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for up to fourteen years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.

     OTHER CHARGES

     We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

POLICY RIGHTS

-    SURRENDERS

     By Written Request, you may surrender or exchange the Policy under Code
     Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)

-    WITHDRAWALS

     By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $25 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

     Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

     - The Policy's Cash Value will be reduced by the amount of the withdrawal plus the lesser of 2% of the amount of the withdrawal or $25 charge;

     - The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the withdrawal charge plus any applicable pro rata Surrender Charge;

     - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

     The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

     If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $ 25,000.

     If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

     If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

     You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. ("See Right to Defer Payment", "Policy Changes" and "Payment of Benefits".)


-    SYSTEMATIC DISBURSEMENTS PROGRAM

     The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

     In order to be eligible to participate in the Program your policy must qualify as follows:

     -    There must be a minimum of $25,000 Surrender Value in the policy.

     -    The policy must have reached its fifth policy anniversary.

     - The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

     -    The minimum systematic disbursement amount must be at least $100.

     If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

     - You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

     - The fee that you will be charged will be the Administrative Fee of $25.

     - Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

     - The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

     - Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

     - Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

     When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.


-    GRACE PERIOD

     Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, or during the coverage protection guarantee period if the coverage protection guarantee test is met, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

     Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

     The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

     If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

     COVERAGE PROTECTION GUARANTEE

     A coverage protection guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required coverage protection premiums. Consult your Policy for minimum premium requirements and coverage protection guarantee periods.

     There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

     -    If you have selected Death Benefit Option III;

     -    If you have selected the Automatic Increase Rider;

     -    If you change your Death Benefit from Option I to Option II;

     -    If your Policy lapses and is subsequently reinstated.

-    REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

     If the Policy terminates as provided in its Grace Period provision, you may apply to reinstate it. To reinstate the Policy, the following conditions must be met:

     -    The Policy has not been fully surrendered.

     - You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

     -    We must receive evidence of insurability satisfactory to us.

          We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

     - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

     - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments".)

-    COVERAGE BEYOND INSURED'S ATTAINED AGE 100

     At the Insured's Attained Age 100, if the Policy is not in the Grace Period, we will make several changes to your Policy as follows:

     - Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

     -    The Death Benefit Option in effect may not be changed;

     -    No further premiums will be accepted;

     -    No further Monthly Deductions will be taken;

     -    The Monthly Accumulation Value Adjustment will no longer apply;

     - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

     - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-    RIGHT TO DEFER PAYMENT

     Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or
     (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

     We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

     Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-    POLICY LOANS

     We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. For Insureds whose Attained Age is 66 or more, the Loan Value will increase by 1% for each year in excess of 65, until the Loan Value reaches a maximum of 100% at Attained Age 75 and over. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

     We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

     Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the rates set forth below%.

     We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged interest at an effective annual rate of 5.00%, and the interest credited to the amount of the Accumulation Value held in the General Account to secure Type A loans is at an effective annual rate of 5.00%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 6.00%, and the interest credited to the amount of the Accumulation Value held in the General Account to secure Type B loans is 5.00%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

     If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

     You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

     If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

     An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death

     Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-    OVERLOAN PROTECTION ENDORSEMENT

     The Overloan Protection Endorsement, if available at the time your Policy is issued, will protect you against lapse of your Policy due to Policy Debt exceeding Cash Value. This Endorsement will automatically be included with your Policy if you elect the Guideline Premium Test as your choice of Death Benefit Qualification (see "Death Benefit Qualification Test") without charge. This Endorsement is not available if you elect the Cash Value Accumulation Test as your choice of Death Benefit Qualification Test. Under this Endorsement, your Policy will not lapse if:

     -    Your Policy has been in force for at least 20 years;

     -    The Insured's Attained Age is at least 65;

     -    The Surrender Value is less than the Monthly Deduction;

     -    The Policy Debt is greater than the Specified Amount; and

     -    Death Benefit Option I has been elected.

     However, the following changes will be made to your Policy:

     -    Any Riders will terminate;

     -    All Accumulation Value will be transferred to the General Account; and

     -    The Death Benefit will be the greater of:

          - Accumulation Value or the Policy Debt on the Insured's Date of Death multiplied by the 7702 Corridor Factor; and

          -    The Policy Debt on the Insured's Date of Death plus $10,000.

     - No further premium payments, withdrawals, Policy Loans, changes in Specified Amount, changes in Death Benefit Option, or transfers from the General Account will be permitted; and

     - Interest will be credited to the Loan Collateral and any unloaned funds in the General Account, and interest will continue to be charged to the Loan Amount;

     -    The Accumulation Value will not be less than zero.

     If the Policy is in force under the Overloan Protection Endorsement when the Insured reaches Attained Age 100, then the following changes also will occur:

     - Interest credited on both Type A and Type B loans will be at the rate of 5.0%, and interest charged on all Policy Loans will be at the rate of 5.0%;

     -    No further Monthly Deductions will be made; and

     -    No further Monthly Accumulation Value Adjustment will be made.


     You should be aware that the IRS or Courts have not ruled on the tax consequences of the Overloan Protection Endorsement. Before purchasing a Policy that includes the Overloan Protection Endorsement, you should note that if you elect to exercise the Overloan Protection Endorsement at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Endorsement to determine the tax consequences of such exercise.


-    POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

     INCREASE OR DECREASE IN SPECIFIED AMOUNT

     You may increase or decrease the Specified Amount of this Policy after the 1st Policy Year, and you send us a written request and the Policy to our Service Office. However:

     -    Any increase or decrease must be at least $25,000.

     -    Any increase or decrease will affect your cost of insurance charge.

     - Any increase or decrease may affect the monthly Accumulation Value Adjustment.

     -    We may require evidence of insurability for an increase.

     - You must be under Attained Age 86 at the time you apply for an increase.

     -    You may only request an increase or decrease once every 12 months.

     - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

     - Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase.

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     -    We will assess a new Acquisition charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 24 months following the increase.

     -    Any increase will result in a new Surrender Charge.

     -    We will assess a pro rata Surrender Charge on decreases.

     - Any increase during the first five Policy years will result in an increase in the Minimum Premium.

     - Any increase or decrease during the Coverage Protection Guarantee Period will result in a change in the premium required to be paid under this provision; however, the period during which the Coverage Protection Guarantee remains in effect will not change

     - Any decrease may result in federal tax implications (See "Federal Tax Matters").

     -    No decrease may decrease the Specified Amount below $25,000.

     - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

     - We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued

CHANGE IN DEATH BENEFIT OPTION

     Any change in the Death Benefit Option may be made after the second Policy Anniversary and before the Insured reaches Attained Age 100, subject to the following conditions:

     - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.

     -    There will be no change in the Surrender Charge.

     - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value or if a change from Option I to Option II is accompanied by a request not to decrease the Specified Amount.

     - If you change from Option I to Option II, the Specified Amount will be decreased by the Accumulation Value.

     - If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

     - If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

     - If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

     -    Changes from Option I or II to Option III are not allowed.

     We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

     If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

-    RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


     The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.


-    SUPPLEMENTAL BENEFITS

     The supplemental benefits currently available as riders to the Policy include the following:

     - ACCELERATED BENEFIT RIDER--pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. Another version of the rider also pays a portion of the Death Benefit upon the occurrence of a critical illness or condition specified in the Rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

     - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event of accidental death, subject to the terms of the rider.

     - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

     - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

     - DISABILITY WAIVER OF MONTHLY DEDUCTIONS BENEFIT--In the event of disability of the Insured (as defined in the Rider) after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly Deduction for the Policy, plus the monthly deduction for any other riders. The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

     - DISABILITY WAIVER OF SPECIFIED PREMIUM--If the Insured is disabled (as defined in the Rider) before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

     - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

     - GUARANTEED INSURABILITY OPTION RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

     - SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the insured up to age 95, subject to the terms of the rider.

     - SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount per $1,000 of supplemental coverage, which varies by issue age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year (subject to Surrender Charge), but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage Rider is not available to Policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the

          Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100. Rider features and availability will vary by state.

          Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

     DEATH BENEFIT

     The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

     Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

     All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

     If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

     (See "Right to Defer Payment" and "Policy Settlement") The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

     POLICY SETTLEMENT

     We will pay proceeds upon the death of the Insured or upon Surrender in whole or in part in the form of a lump sum or in the form of the Settlement Options which we make available at that time.

     ADDITIONAL INFORMATION

-    REPORTS TO POLICYOWNERS

     We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

     1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

     2.   A statement of all premiums paid and all charges incurred;

     3.   The balance of outstanding Policy Loans for the previous Policy year;

     4.   Any reports required by the 1940 Act.

     Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

     We will promptly mail confirmation notices at the time of the following transactions:

     1.   Policy placement;

     2.   receipt of premium payments;

     3.   initial allocation among Divisions on the Allocation Date;

     4.   transfers among Divisions;

     5.   change of premium allocation;

     6.   change between Death Benefit Options;

     7.   increases or decreases in Specified Amount;

     8.   withdrawals, surrenders or loans;

     9.   receipt of loan repayments;

     10.  reinstatements; and

     11.  redemptions due to insufficient funds.

-    RIGHT TO INSTRUCT VOTING OF FUND SHARES

     In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

     We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

     We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

     Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

-    DISREGARD OF VOTING INSTRUCTIONS

     When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

     We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-    STATE REGULATION

     Lincoln Life is governed under the laws of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year.

     Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

     In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

     The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-    LEGAL PROCEEDINGS

     In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings. In some instances, these proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

-    FINANCIAL STATEMENTS


     The financial statements of the Separate Account and the consolidated financial statements of the Company are located in the SAI. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


-    EMPLOYMENT BENEFIT PLANS

     Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     TAX MATTERS

-    GENERAL

     Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-    FEDERAL TAX STATUS OF THE COMPANY

     We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-    LIFE INSURANCE QUALIFICATION

     The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

     Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

     The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option of any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

     A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevent Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

     Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

     If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If

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     the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

     If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

     A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers
     59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

     To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

     We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time. The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

     Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

     Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

     If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

     In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

     The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

     Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

     Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

     The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

     The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.


-    CHARGES FOR LINCOLN LIFE INCOME TAXES


     We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

     Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

     MISCELLANEOUS POLICY PROVISIONS

-    THE POLICY

     The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

     Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

     We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-    PAYMENT OF BENEFITS

     All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-    SUICIDE AND INCONTESTABILITY

     SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

     INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

-    PROTECTION OF PROCEEDS

     To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-    NONPARTICIPATION

     The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-    CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

     Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

     The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-    MISSTATEMENTS

     If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

APPENDIX A

-    ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

     Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-tobacco user underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The amount of the Accumulation Value exceeds the Cash Value during the first 14 Policy Years due to the Surrender Charge. For Policy Years 15 and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

     The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly Accumulation Value adjustment is added, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III Death Benefits are illustrated.

     The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

     The policy values shown take into account the following: A daily investment advisory fee equivalent to the maximum annual rate of .53% is deducted. This investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. An expense charge equivalent to an annual rate of .45% is deducted. This expense charge is an arithmetic average of the expenses (before waivers and reimbursements) incurred by the fifty Portfolios during the twelve months ended December 31, 2007. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks Charge, which is equivalent to a charge at an annual rate of 0.60% (0.75% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 10; .48% (0.75% guaranteed) in
     Policy Years 11 through 25; and 0.36% (0.60% guaranteed) thereafter.
     After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.58%, 4.42% and 10.42%, respectively, on a current basis, and -1.73%, 4.27%
     and 10.27%, respectively, on a guaranteed basis. For Policy Years 1 through 10; net annual rates of -1.46%, 4.54%, and 10.54%, respectively, on a current basis, and -1.73, 4.27%, and 10.27%, respectively, on a guaranteed basis for Policy Years 11 through 25;
     net annual rates of -1.34%, 4.66%, and 10.66%, respectively, on a current basis, and -1.58%, 4.42%, and 10.42%, respectively, on a guaranteed basis for Policy Years 26 and later.


     The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25%federal income tax charge and the Premium Load, which is 3.75% in all Policy Years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insured.

     The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

     The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                  ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)      12%       10.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   12%       10.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS              ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
END      ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH       DEATH      ACCUMULATION      CASH       DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)      VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------    --------   ----------   ------------    --------   ----------
 1          2,100             1,245            0     100,000        1,006              0     100,000
 2          4,305             2,824          512     100,000        2,300              0     100,000
 3          6,620             4,773        2,461     100,000        3,911          1,599     100,000
 4          9,051             6,919        4,607     100,000        5,655          3,343     100,000
 5         11,604             9,287        6,975     100,000        7,543          5,231     100,000
 6         14,284            11,902        9,822     100,000        9,590          7,510     100,000
 7         17,098            14,788       12,939     100,000       11,807          9,958     100,000
 8         20,053            17,973       16,355     100,000       14,208         12,590     100,000
 9         23,156            21,492       20,105     100,000       16,812         15,425     100,000
10         26,414            25,374       24,218     100,000       19,634         18,478     100,000
15         45,315            52,285       52,285     100,000       38,086         38,086     100,000
20         69,439            98,354       98,354     119,992       68,361         68,361     100,000
25        100,227           176,515      176,515     204,758      120,518        120,518     139,801
30        139,522           310,025      310,025     331,727      206,783        206,783     221,258
35        189,673           536,704      536,704     563,539      349,000        349,000     366,450
40        253,680           916,410      916,410     962,230      575,063        575,063     603,816
45        335,370         1,546,085    1,546,085   1,623,390      924,223        924,223     970,434
50        439,631         2,608,960    2,608,960   2,635,050    1,491,762      1,491,762   1,506,679


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 10.54% on the current basis and 10.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                  ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST             RATE OF RETURN(1): (CURRENT)      12%       10.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   12%       10.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


           PREMIUMS             ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
END      ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH       DEATH      ACCUMULATION      CASH       DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)      VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------    --------   ----------   ------------    --------   ----------
 1          2,100             1,245            0     100,000        1,006              0    100,000
 2          4,305             2,824          512     100,000        2,300              0    100,000
 3          6,620             4,773        2,461     100,000        3,911          1,599    100,000
 4          9,051             6,919        4,607     100,000        5,655          3,343    100,000
 5         11,604             9,287        6,975     100,000        7,543          5,231    100,000
 6         14,284            11,902        9,822     100,000        9,590          7,510    100,000
 7         17,098            14,788       12,939     100,000       11,807          9,958    100,000
 8         20,053            17,973       16,355     100,000       14,208         12,590    100,000
 9         23,156            21,492       20,105     100,000       16,812         15,425    100,000
10         26,414            25,374       24,218     100,000       19,634         18,478    100,000
15         45,315            52,283       52,283     102,998       38,086         38,086    100,000
20         69,439            96,999       96,999     168,778       67,941         67,941    118,217
25        100,227           170,710      170,710     264,600      112,747        112,747    174,758
30        139,522           292,489      292,489     412,410      178,251        178,251    251,334
35        189,673           486,779      486,779     632,813      269,653        269,653    350,549
40        253,680           791,332      791,332     965,425      393,974        393,974    480,648
45        335,370         1,265,956    1,265,956   1,468,506      556,266        556,266    645,269
50        439,631         2,005,874    2,005,874   2,226,520      772,888        772,888    857,906


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 10.54% on the current basis and 10.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                  ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)      12%       10.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   12%       10.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS              ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
END      ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH       DEATH      ACCUMULATION      CASH       DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)      VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------    --------   ----------   ------------    --------   ----------
 1           2,100             1,241           0     101,241           999             0     100,999
 2           4,305             2,812         500     102,812         2,279             0     102,279
 3           6,620             4,747       2,435     104,747         3,865         1,553     103,865
 4           9,051             6,872       4,560     106,872         5,570         3,258     105,570
 5          11,604             9,208       6,896     109,208         7,400         5,088     107,400
 6          14,284            11,779       9,699     111,779         9,365         7,285     109,365
 7          17,098            14,607      12,758     114,607        11,469         9,620     111,469
 8          20,053            17,717      16,099     117,717        13,720        12,102     113,720
 9          23,156            21,140      19,753     121,140        16,122        14,735     116,122
10          26,414            24,899      23,743     124,899        18,680        17,524     118,680
15          45,315            50,397      50,397     150,397        34,191        34,191     134,191
20          69,439            91,928      91,928     191,928        55,347        55,347     155,347
25         100,227           160,880     160,880     260,880        82,991        82,991     182,991
30         139,522           276,093     276,093     376,093       117,920       117,920     217,920
35         189,673           464,118     464,118     564,118       156,109       156,109     256,109
40         253,680           771,186     771,186     871,186       190,460       190,460     290,460
45         335,370         1,276,914   1,276,914   1,376,914       200,758       200,758     300,758
50         439,631         2,114,139   2,114,139   2,214,139       154,071       154,071     254,071


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 10.54% on the current basis and 10.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN
THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                 ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST             RATE OF RETURN(1): (CURRENT)      12%       10.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   12%       10.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS              ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH        DEATH     ACCUMULATION      CASH        DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)      VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   ---------   ----------
 1           2,100            1,241            0      101,241          999             0     100,999
 2           4,305            2,812          500      102,812        2,279             0     102,279
 3           6,620            4,747        2,435      104,747        3,865         1,553     103,865
 4           9,051            6,872        4,560      106,872        5,570         3,258     105,570
 5          11,604            9,208        6,896      109,208        7,400         5,088     107,400
 6          14,284           11,779        9,699      111,779        9,365         7,285     109,365
 7          17,098           14,607       12,758      114,607       11,469         9,620     111,469
 8          20,053           17,717       16,099      117,717       13,720        12,102     113,720
 9          23,156           21,140       19,753      121,140       16,122        14,735     116,122
10          26,414           24,899       23,743      124,899       18,680        17,524     118,680
15          45,315           50,397       50,397      150,397       34,191        34,191     134,191
20          69,439           91,928       91,928      191,928       55,347        55,347     155,347
25         100,227          160,880      160,880      260,880       82,991        82,991     182,991
30         139,522          275,873      275,873      388,980      117,920       117,920     217,920
35         189,673          459,728      459,728      597,647      156,109       156,109     256,109
40         253,680          747,941      747,941      912,488      190,460       190,460     290,460
45         335,370        1,197,113    1,197,113    1,388,651      200,758       200,758     300,758
50         439,631        1,897,360    1,897,360    2,106,070      154,071       154,071     254,071


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 10.54% on the current basis and 10.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)               10.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)            10.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS              ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH        DEATH     ACCUMULATION      CASH        DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)     VALUE(3)      VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   -----------
 1          2,100             1,240            0      102,000           997            0      102,000
 2          4,305             2,808          496      104,000         2,269            0      104,000
 3          6,620             4,739        2,427      106,000         3,843        1,531      106,000
 4          9,051             6,859        4,547      108,000         5,530        3,218      108,000
 5         11,604             9,191        6,879      110,000         7,339        5,027      110,000
 6         14,284            11,759        9,679      112,000         9,278        7,198      112,000
 7         17,098            14,585       12,736      114,000        11,352        9,503      114,000
 8         20,053            17,695       16,077      116,000        13,568       11,950      116,000
 9         23,156            21,123       19,736      118,000        15,932       14,545      118,000
10         26,414            24,894       23,738      120,000        18,452       17,296      120,000
15         45,315            50,711       50,711      130,000        33,862       33,862      130,000
20         69,439            94,044       94,044      140,000        55,924       55,924      140,000
25        100,227           168,835      168,835      195,849        89,079       89,079      150,000
30        139,522           297,011      297,011      317,802       146,886      146,886      160,000
35        189,673           514,632      514,632      540,364       251,003      251,003      263,553
40        253,680           879,171      879,171      923,129       416,710      416,710      437,546
45        335,370         1,483,699    1,483,699    1,557,884       672,749      672,749      706,386
50        439,631         2,504,124    2,504,124    2,529,166     1,088,889    1,088,889    1,099,778


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 10.54% on the current basis and 10.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                  ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)      6%      4.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   6%      4.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


       PREMIUMS                 ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END   ACCUMULATED      -------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH       DEATH      ACCUMULATION     CASH        DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   -----------
1           2,100           1,158             0      100,000          926             0     100,000
2           4,305           2,565           253      100,000        2,070             0     100,000
3           6,620           4,232         1,920      100,000        3,441         1,129     100,000
4           9,051           5,968         3,656      100,000        4,836         2,524     100,000
5          11,604           7,776         5,464      100,000        6,254         3,942     100,000
6          14,284           9,662         7,582      100,000        7,695         5,615     100,000
7          17,098          11,627         9,778      100,000        9,152         7,303     100,000
8          20,053          13,675        12,057      100,000       10,622         9,004     100,000
9          23,156          15,810        14,423      100,000       12,098        10,711     100,000
10         26,414          18,031        16,875      100,000       13,576        12,420     100,000
15         45,315          30,614        30,614      100,000       20,874        20,874     100,000
20         69,439          46,062        46,062      100,000       27,498        27,498     100,000
25        100,227          66,028        66,028      100,000       31,939        31,939     100,000
30        139,522          92,913        92,913      100,000       31,364        31,364     100,000
35        189,673         128,449       128,449      134,872       15,945        15,945     100,000
40        253,680         173,211       173,211      181,871            0             0           0
45        335,370         228,798       228,798      240,238            0             0           0
50        439,631         300,252       300,252      303,254            0             0           0


----------

(1) For Policy Years 11-25, the illustrated net annual rate of return equals 4.54% on the current basis and 4.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.41% on the guaranteed bases.

(1) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                  ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST             RATE OF RETURN(1): (CURRENT)      6%       4.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   6%       4.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


           PREMIUMS            ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END      ACCUMULATED    -----------------------------------  ----------------------------------
 OF      AT 5% INTEREST  ACCUMULATION     CASH      DEATH     ACCUMULATION    CASH      DEATH
YEAR       PER YEAR        VALUE(3)     VALUE(3)  BENEFIT(3)    VALUE(3)    VALUE(3)  BENEFIT(3)
-------  --------------  ------------   -------   ---------   ------------  --------  ----------
1           2,100           1,158             0    100,000         926            0   100,000
2           4,305           2,565           253    100,000       2,070            0   100,000
3           6,620           4,232         1,920    100,000       3,441        1,129   100,000
4           9,051           5,968         3,656    100,000       4,836        2,524   100,000
5          11,604           7,776         5,464    100,000       6,254        3,942   100,000
6          14,284           9,662         7,582    100,000       7,695        5,615   100,000
7          17,098          11,627         9,778    100,000       9,152        7,303   100,000
8          20,053          13,675        12,057    100,000      10,622        9,004   100,000
9          23,156          15,810        14,423    100,000      12,098       10,711   100,000
10         26,414          18,031        16,875    100,000      13,576       12,420   100,000
15         45,315          30,614        30,614    100,000      20,874       20,874   100,000
20         69,439          46,062        46,062    100,000      27,498       27,498   100,000
25        100,227          66,022        66,022    102,334      31,939       31,939   100,000
30        139,522          91,485        91,485    128,993      31,364       31,364   100,000
35        189,673         121,665       121,665    158,164      15,945       15,945   100,000
40        253,680         156,590       156,590    191,040           0            0         0
45        335,370         196,884       196,884    228,385           0            0         0
50        439,631         243,730       243,730    270,541           0            0         0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 4.54% on the current basis and 4.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                 ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)      6%      4.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   6%      4.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED     ----------------------------------   ----------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH      DEATH     ACCUMULATION     CASH      DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)  BENEFIT(3)     VALUE(3)    VALUE(3)  BENEFIT(3)
----   --------------   ------------   -------   ---------   ------------   --------------------
 1          2,100          1,154             0    101,154        920              0    100,920
 2          4,305          2,554           242    102,554      2,051              0    102,051
 3          6,620          4,210         1,898    104,210      3,401          1,089    103,401
 4          9,051          5,927         3,615    105,927      4,765          2,453    104,765
 5         11,604          7,711         5,399    107,711      6,139          3,827    106,139
 6         14,284          9,566         7,486    109,566      7,520          5,440    107,520
 7         17,098         11,492         9,643    111,492      8,899          7,050    108,899
 8         20,053         13,490        11,872    113,490     10,270          8,652    110,270
 9         23,156         15,566        14,179    115,566     11,622         10,235    111,622
10         26,414         17,714        16,558    117,714     12,944         11,788    112,944
15         45,315         29,598        29,598    129,598     18,818         18,818    118,818
20         69,439         43,205        43,205    143,205     22,220         22,220    122,220
25        100,227         59,325        59,325    159,325     20,056         20,056    120,056
30        139,522         77,484        77,484    177,484      7,364          7,364    107,364
35        189,673         93,288        93,288    193,288          0              0          0
40        253,680        101,397       101,397    201,397          0              0          0
45        335,370         95,070        95,070    195,070          0              0          0
50        439,631         62,438        62,438    162,438          0              0          0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 4.54% on the current basis and 4.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                 ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST             RATE OF RETURN(1): (CURRENT)      6%      4.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   6%      4.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED     ----------------------------------   ----------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH      DEATH     ACCUMULATION    CASH       DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)  BENEFIT(3)     VALUE(3)    VALUE(3)  BENEFIT(3)
----   --------------   ------------   -------   ---------   ------------   --------------------
 1          2,100          1,154             0    101,154        920              0    100,920
 2          4,305          2,554           242    102,554      2,051              0    102,051
 3          6,620          4,210         1,898    104,210      3,401          1,089    103,401
 4          9,051          5,927         3,615    105,927      4,765          2,453    104,765
 5         11,604          7,711         5,399    107,711      6,139          3,827    106,139
 6         14,284          9,566         7,486    109,566      7,520          5,440    107,520
 7         17,098         11,492         9,643    111,492      8,899          7,050    108,899
 8         20,053         13,490        11,872    113,490     10,270          8,652    110,270
 9         23,156         15,566        14,179    115,566     11,622         10,235    111,622
10         26,414         17,714        16,558    117,714     12,944         11,788    112,944
15         45,315         29,598        29,598    129,598     18,818         18,818    118,818
20         69,439         43,205        43,205    143,205     22,220         22,220    122,220
25        100,227         59,325        59,325    159,325     20,056         20,056    120,056
30        139,522         77,484        77,484    177,484      7,364          7,364    107,364
35        189,673         93,288        93,288    193,288          0              0          0
40        253,680        101,397       101,397    201,397          0              0          0
45        335,370         95,070        95,070    195,070          0              0          0
50        439,631         62,438        62,438    162,438          0              0          0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 4.54% on the current basis and 4.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)      6%      4.42%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   6%      4.27%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS               ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   ------------------------------------
  OF   AT 5% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH       DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
 1          2,100             1,153           0      102,000           917           0     102,000
 2          4,305             2,550         238      104,000         2,040           0     104,000
 3          6,620             4,201       1,889      106,000         3,376       1,064     106,000
 4          9,051             5,912       3,600      108,000         4,722       2,410     108,000
 5         11,604             7,689       5,377      110,000         6,071       3,759     110,000
 6         14,284             9,536       7,456      112,000         7,419       5,339     112,000
 7         17,098            11,452       9,603      114,000         8,757       6,908     114,000
 8         20,053            13,440      11,822      116,000        10,076       8,458     116,000
 9         23,156            15,505      14,118      118,000        11,363       9,976     118,000
10         26,414            17,641      16,485      120,000        12,605      11,449     120,000
15         45,315            29,466      29,466      130,000        17,716      17,716     130,000
20         69,439            43,074      43,074      140,000        19,098      19,098     140,000
25        100,227            59,472      59,472      150,000        11,221      11,221     150,000
30        139,522            78,864      78,864      160,000             0           0           0
35        189,673            98,949      98,949      170,000             0           0           0
40        253,680           118,289     118,289      180,000             0           0           0
45        335,370           136,166     136,166      190,000             0           0           0
50        439,631           149,355     149,355      200,000             0           0           0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals 4.54% on the current basis and 4.27% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.41% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                  ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)      0%        -1.58%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   0%        -1.73%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS               ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   ------------------------------------
  OF   AT 5% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH       DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
 1          2,100             1,071            0     100,000           847            0     100,000
 2          4,305             2,317            5     100,000         1,851            0     100,000
 3          6,620             3,734        1,422     100,000         3,009          697     100,000
 4          9,051             5,123        2,811     100,000         4,112        1,800     100,000
 5         11,604             6,485        4,173     100,000         5,159        2,847     100,000
 6         14,284             7,822        5,742     100,000         6,148        4,068     100,000
 7         17,098             9,131        7,282     100,000         7,071        5,222     100,000
 8         20,053            10,414        8,796     100,000         7,925        6,307     100,000
 9         23,156            11,670       10,283     100,000         8,702        7,315     100,000
10         26,414            12,894       11,738     100,000         9,397        8,241     100,000
15         45,315            18,497       18,497     100,000        11,475       11,475     100,000
20         69,439            22,801       22,801     100,000        10,486       10,486     100,000
25        100,227            26,050       26,050     100,000         4,201        4,201     100,000
30        139,522            27,455       27,455     100,000             0            0           0
35        189,673            23,849       23,849     100,000             0            0           0
40        253,680            10,768       10,768     100,000             0            0           0
45        335,370                 0            0           0             0            0           0
50        439,631                 0            0           0             0            0           0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals -1.46% on the current basis and -1.73% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals
    -1.35% on the current basis and -1.59% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                  ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST             RATE OF RETURN(1): (CURRENT)      0%       -1.58%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   0%       -1.73%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


          PREMIUMS               ASSUMING CURRENT COSTS              ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   ------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH        DEATH     ACCUMULATION     CASH       DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
 1            2,100           1,071            0     100,000            847          0      100,000
 2            4,305           2,317            5     100,000          1,851          0      100,000
 3            6,620           3,734        1,422     100,000          3,009        697      100,000
 4            9,051           5,123        2,811     100,000          4,112      1,800      100,000
 5           11,604           6,485        4,173     100,000          5,159      2,847      100,000
 6           14,284           7,822        5,742     100,000          6,148      4,068      100,000
 7           17,098           9,131        7,282     100,000          7,071      5,222      100,000
 8           20,053          10,414        8,796     100,000          7,925      6,307      100,000
 9           23,156          11,670       10,283     100,000          8,702      7,315      100,000
10           26,414          12,894       11,738     100,000          9,397      8,241      100,000
15           45,315          18,497       18,497     100,000         11,475     11,475      100,000
20           69,439          22,801       22,801     100,000         10,486     10,486      100,000
25          100,227          26,050       26,050     100,000          4,201      4,201      100,000
30          139,522          27,455       27,455     100,000              0          0            0
35          189,673          23,849       23,849     100,000              0          0            0
40          253,680          10,768       10,768     100,000              0          0            0
45          335,370               0            0           0              0          0            0
50          439,631               0            0           0              0          0            0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals -1.46% on the current basis and -1.73% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.59% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                 ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)      0%       -1.58%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   0%       -1.73%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
END      ACCUMULATED    -------------------------------------   ------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH       DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
 1           2,100          1,068              0     101,068           841           0      100,841
 2           4,305          2,307              0     102,307         1,834           0      101,834
 3           6,620          3,715          1,403     103,715         2,974         662      102,974
 4           9,051          5,089          2,777     105,089         4,053       1,741      104,053
 5          11,604          6,433          4,121     106,433         5,066       2,754      105,066
 6          14,284          7,747          5,667     107,747         6,012       3,932      106,012
 7          17,098          9,030          7,181     109,030         6,883       5,034      106,883
 8          20,053         10,281          8,663     110,281         7,674       6,056      107,674
 9          23,156         11,501         10,114     111,501         8,375       6,988      108,375
10          26,414         12,683         11,527     112,683         8,980       7,824      108,980
15          45,315         17,943         17,943     117,943        10,386      10,386      110,386
20          69,439         21,544         21,544     121,544         8,336       8,336      108,336
25         100,227         23,709         23,709     123,709           939         939      100,939
30         139,522         23,219         23,219     123,219             0           0            0
35         189,673         16,122         16,122     116,122             0           0            0
40         253,680              0              0           0             0           0            0
45         335,370              0              0           0             0           0            0
50         439,631              0              0           0             0           0            0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals -1.46% on the current basis and -1.73% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.59% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                 ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST             RATE OF RETURN(1): (CURRENT)      0%      -1.58%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)   0%      -1.73%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   ------------------------------------
  OF   AT 5% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH       DEATH
YEAR      PER YEAR         VALUE(3)    VALUE(3)    BENEFIT(3)      VALUE(3)    VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
 1             2,100         1,068            0      101,068           841            0     100,841
 2             4,305         2,307            0      102,307         1,834            0     101,834
 3             6,620         3,715        1,403      103,715         2,974          662     102,974
 4             9,051         5,089        2,777      105,089         4,053        1,741     104,053
 5            11,604         6,433        4,121      106,433         5,066        2,754     105,066
 6            14,284         7,747        5,667      107,747         6,012        3,932     106,012
 7            17,098         9,030        7,181      109,030         6,883        5,034     106,883
 8            20,053        10,281        8,663      110,281         7,674        6,056     107,674
 9            23,156        11,501       10,114      111,501         8,375        6,988     108,375
10            26,414        12,683       11,527      112,683         8,980        7,824     108,980
15            45,315        17,943       17,943      117,943        10,386       10,386     110,386
20            69,439        21,544       21,544      121,544         8,336        8,336     108,336
25           100,227        23,709       23,709      123,709           939          939     100,939
30           139,522        23,219       23,219      123,219             0            0           0
35           189,673        16,122       16,122      116,122             0            0           0
40           253,680             0            0            0             0            0           0
45           335,370             0            0            0             0            0           0
50           439,631             0            0            0             0            0           0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals -1.46% on the current basis and -1.73% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.59% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

      ENSEMBLE ACCUMULATOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III                ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                   RATE OF RETURN(1): (CURRENT)       0%       -1.58%
MALE STANDARD NON-TOBACCO ISSUE AGE 45                      (GUARANTEED)    0%       -1.73%
$100,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM(2): $2,000


           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
END      ACCUMULATED    -------------------------------------   ------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH      ACCUMULATION     CASH       DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)    BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
 1            2,100          1,067            0      102,000           838           0      102,000
 2            4,305          2,303            0      104,000         1,823           0      104,000
 3            6,620          3,705        1,393      106,000         2,949         637      106,000
 4            9,051          5,072        2,760      108,000         4,008       1,696      108,000
 5           11,604          6,407        4,095      110,000         4,994       2,682      110,000
 6           14,284          7,710        5,630      112,000         5,904       3,824      112,000
 7           17,098          8,980        7,131      114,000         6,728       4,879      114,000
 8           20,053         10,215        8,597      116,000         7,458       5,840      116,000
 9           23,156         11,416       10,029      118,000         8,084       6,697      118,000
10           26,414         12,575       11,419      120,000         8,592       7,436      120,000
15           45,315         17,631       17,631      130,000         9,044       9,044      130,000
20           69,439         20,711       20,711      140,000         4,447       4,447      140,000
25          100,227         21,843       21,843      150,000             0           0            0
30          139,522         18,955       18,955      160,000             0           0            0
35          189,673          4,759        4,759      170,000             0           0            0
40          253,680              0            0            0             0           0            0
45          335,370              0            0            0             0           0            0
50          439,631              0            0            0             0           0            0


----------
(1) For Policy Years 11-25, the illustrated net annual rate of return equals -1.46% on the current basis and -1.73% on the guaranteed basis, for policy years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.54% on the guaranteed bases.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

Securities Act of 1933 Registration File No. 333-144271

                      LINCOLN ENSEMBLE ACCUMULATOR VUL

                                Offered by

               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

 in connection with its Lincoln Life Flexible Premium Variable Life Account JF-A

                            ONE GRANITE PLACE

                      CONCORD, NEW HAMPSHIRE 03301

                   STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble Accumulator VUL Insurance Policy (the "Policy") offered by The Lincoln National Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2008 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                              DATED: April 30, 2008

                                TABLE OF CONTENTS

                                                                           PAGE
The Company                                                                  3

More Information About the Policy                                            3

Administration                                                               4

Records and Reports                                                          4

Custody of Assets                                                            4

Principal Underwriter                                                        5

Distribution of the Policy                                                   5

Performance Data and Calculations                                            5
    Money Market Division Yield                                              5
    Division Total Return Calculations                                       6
    Other Information                                                        8

Registration Statement                                                       9

Independent Registered Public Accounting Firm                                9

Financial Statements                                                        10


                             THE COMPANY

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an
Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC") also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.


                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify, or provide one time or periodic credits which have the effect of modifying, the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or provide one time or periodic credits which have the effect of modifying, certain charges or modify or eliminate certain underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction or credit, the charges to be reduced or credits to be provided, the elimination or modification of underwriting requirements and the criteria for applying a reduction, credit, elimination, or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction, credit, elimination, or modification. No reduction, credit, elimination, or modification will be made where prohibited by law or which would be unfairly discriminatory.

                        The LVIP S&P 500 Index Fund

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculatlon of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 5O0 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE
ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.


                                CUSTODY OF ASSETS

The assets of the Portfolio are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. Lincoln Investment Advisors Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place Concord, NH 03301.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Lincoln National Corporation and is an affiliate of the Company. As a result of the merger of JPFIC into and with LNL, Lincoln Financial Distributors, Inc ("LFD") became the distributor of the product effective July 2, 2007. From that date through December 31, 2007, LFD received $11,383,912 in brokerage commissions and did not retain any of these commissions. During the period from January 1, 2007 through June 30, 2007, JPVC received $12,675,424 in brokerage commissions and during the year ending December 31, 2006, JPVC received $27,554,027 in brokerage commissions and did not retain any of these commissions.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as Life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with LFD. Any such broker-dealers will be registered with the SEC and will be members of FINRA. We may also offer and sell policies directly.

LFD or an affiliate will pay compensation to broker-dealers that solicit applications for the policies under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers are not expected to exceed 95% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through the tenth Policy Years for both renewals and excess premium. The Target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, LFD and its affiliates are not involved in determining that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, LFD or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy. All compensation is paid from our assets, which include fees and charges imposed on your Policy. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the

Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yields shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2007 was 3.80%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:

                         P(1+T)(TO THE POWER OF n) = ERV

    where:

  P   =   a hypothetical initial payment of $10,000.00
  T   =   average annual total return
  n   =   number of years
  ERV =   ending redeemable value of a hypothetical $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                            INCEPTION
                                              DATE      1-MONTH   3-MONTH     YTD     1-YEAR    3-YEAR  5-YEAR   10-YEAR  INCEPTION

LVIP MONEY MARKET - ST CL                    1/7/1982     0.63%     5.60%    14.51%    14.51%    9.74%    7.15%    9.60%    12.18%
AMERICAN FUNDS GROWTH-INCOME-CLASS 2 (7)     2/8/1984    -1.17     -5.38      4.41      4.41     7.95    12.68     7.66     11.84
AMERICAN FUNDS GROWTH - CLASS 2 (7)          2/8/1984    -0.93     -3.27     11.68     11.68    12.22    16.53    11.10     13.66
FIDELITY VIP GROWTH - INITIAL CLASS         10/9/1986     0.52      1.59     26.21     26.21    12.13    13.85     6.19     10.70
FIDELITY VIP EQUITY-INCOME - INITIAL
   CLASS                                    10/9/1986    -0.98     -6.26      0.92      0.92     8.26    12.75     6.03     10.16
FIDELITY CONTRAFUND - INITIAL CLASS          1/3/1995     0.43      0.69     16.89     16.89    14.69    17.20     9.92     13.72
MFS VIT UTILITIES - INITIAL CLASS            1/3/1995     0.59      4.64     27.13     27.13    24.43    27.49    12.21     15.48
DELAWARE VIP HIGH YIELD SERIES -
   STD CLASS                                7/28/1988     0.29     -1.48      2.18      2.18     5.55    11.31     2.63      6.19
AMERICAN CENTURY VP INTERNATIONAL FUND       5/1/1994    -1.55     -0.74     17.35     17.35    17.97    18.34     7.49      8.13
FTVIPT TEMPLETON FOREIGN SECURITIES -
   CLASS 2 (6)                               5/1/1992     0.35      2.17     14.77     14.77    14.91    18.63     7.42      9.78
DWS SMALL CAP INDEX VIP CLASS B (3)         8/22/1997    -0.05     -4.75     -2.74     -2.74     5.41    14.70     5.70      5.95
FIDELITY VIP MID CAP-SVC  CL 2 (10)        12/28/1998     0.20     -2.39     14.65     14.65    14.54    20.67      N/A     17.99
LVIP DELAWARE GROWTH AND INCOME - SC       12/28/1981    -1.07     -4.91      5.22      5.22     7.05    11.70     3.83     10.84
LVIP DELAWARE BOND - SV CL                 12/28/1981     0.05      2.10      4.54      4.54     3.37     4.18     5.21      8.26
LVIP DELAWARE MANAGED SV CL                 4/27/1983    -0.79     -3.15      3.69      3.69     5.62     8.95     4.23      8.52
LVIP CAPITAL GROWTH - ST CL                  5/1/1992     1.48      1.29     16.06     16.06     7.98    11.58     4.14     10.63
LVIP T.ROWE PRICE GROWTH STOCK - ST CL       5/1/1995    -0.72     -2.68      8.28      8.28     8.83    13.01     3.83      8.20
LVIP S&P 500 INDEX  - ST CL (5)              5/1/2000    -0.76     -3.53      4.60      4.60     7.72    11.87      N/A      0.95
LVIP MFS VALUE - ST CL                       5/1/1992    -0.60     -1.83      7.04      7.04    10.97    14.12     6.92     10.47
LVIP MID-CAP GROWTH - ST CL                  5/1/2001     1.45      0.99     23.92     23.92    13.63    19.38      N/A      5.27
LVIP MID-CAP VALUE - ST CL                   5/1/2001    -1.38    -10.05      1.02      1.02     8.93    16.18      N/A      9.17
LVIP SMALL-CAP INDEX - ST CL                4/18/1986    -0.17     -4.85      3.56      3.56     9.01    13.79     0.10      7.41
LVIP VALUE OPPORTUNITIES - ST CL             5/1/2001    -1.02     -6.55      1.19      1.19     5.04    13.24      N/A      9.15
LVIP MARSICO INTERNATIONAL GROWTH -
   ST CL                                     1/1/1998    -1.56      1.22     19.83     19.83    20.58    21.64      N/A      6.58
LVIP TEMPLETON GROWTH - ST CL                8/1/1985    -2.03     -2.15      7.37      7.37    13.37    18.01     8.14     10.22
FTVIPT FRANKLIN SMALL CAP VALUE -
   CLASS 2 (8)                               5/1/1998     0.66     -6.29     -2.96     -2.96     6.85    14.53      N/A      7.15
AMERICAN CENTURY VP VALUE CL 2 (4)           5/1/1996    -2.53     -9.38     -5.88     -5.88     4.93    10.92     6.94      9.01
GOLDMAN SACHS VIT CAPITAL GROWTH (2)        4/30/1998     0.84     -1.74      9.47      9.47     6.52    10.03      N/A      3.13
PIMCO TOTAL RETURN - ADMIN CL              12/31/1997     0.25      3.66      8.11      8.11     4.36     4.35     5.39      5.38
PROFUND VP ASIA 30                           5/1/2002    -4.61      1.67     46.86     46.86    34.17    31.39      N/A     21.78
PROFUND VP EUROPE 30                       10/18/1999    -2.68     -1.51     13.89     13.89    12.65    17.51      N/A      3.49
PROFUND VP FINANCIALS                       1/22/2001    -5.31    -14.31    -19.60    -19.60    -1.03     6.39      N/A      1.00
PROFUND VP US GOVERNMENT PLUS                5/1/2002    -1.23      8.22      9.50      9.50     4.05     3.26      N/A      5.66
PROFUND VP HEALTH CARE                      1/22/2001    -2.77     -0.37      5.94      5.94     5.31     6.77      N/A      0.07
PROFUND VP LARGE-CAP GOWTH                   5/3/2004    -0.05     -1.95      6.32      6.32     4.96      N/A      N/A      5.42
PROFUND VP LARGE-CAP VALUE                   5/3/2004    -1.76     -5.91     -0.45     -0.45     6.34      N/A      N/A      8.30
PROFUND VP RISING RATES OPPORTUNITY          5/1/2002     1.15     -7.45     -5.76     -5.76    -1.88    -4.42      N/A     -7.47
PROFUND VP SMALL-CAP GROWTH                  5/1/2002    -0.72     -6.29      3.44      3.44     6.09    13.69      N/A      7.05
PROFUND VP SMALL-CAP VALUE                   5/1/2002    -1.28     -7.53     -7.78     -7.78     3.63    12.22      N/A      4.31
PROFUND VP TECHNOLOGY                       1/22/2001     1.15     -0.45     13.73     13.73     7.12    12.04      N/A     -6.66
VANGUARD VIF MID-CAP INDEX                   2/9/1999    -0.05     -3.58      5.51      5.51    10.56    16.59      N/A     11.50
VANGUARD VIF REIT INDEX                      2/9/1999    -5.16    -13.02    -17.10    -17.10     7.32    16.65      N/A     13.24
VANGUARD VIF SMALL COMPANY GROWTH            6/3/1996    -0.65     -4.62      3.15      3.15     6.07    13.91    11.66     10.85
FIDELITY VIP INVEST GRADE BOND PORT
   SVC CL 2 (9)                             12/5/1988     0.03      1.63      3.46      3.46     2.75     3.22     4.91      6.21

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(3) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares.

(4) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares.

(5) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P).

(6) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(7) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(8) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/5/88 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.


OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

      Broker World                                      Financial World
      Across the Board                                  Advertising Age
      American Banker                                   Barron's
      Best's Review                                     Business Insurance
      Business Month                                    Business Week
      Changing Times                                    Consumer Reports
      Economist                                         Financial Planning
      Forbes                                            Fortune

      Inc.                                              Institutional Investor
      Insurance Forum                                   Insurance Sales
      Insurance Week                                    Journal of Accountancy
      Journal of the American Society of CLU & ChFC     Journal of Commerce
      Life Insurance Selling                            Life Association News
      MarketFacts                                       Manager's Magazine
      National Underwriter                              Money
      Morningstar, Inc.                                 Nation's Business
      New Choices (formerly 50 Plus)                    New York Times
      Pension World                                     Pensions & Investments
      Rough Notes                                       Round the Table
      U.S. Banker                                       VARDs
      Wall Street Journal                               Working Woman

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, preference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                            CONTRACT                      CONTRACT        GUARANTEE
                                                           PURCHASES                     REDEMPTIONS       CHARGES
                                                            DUE FROM                       DUE TO         PAYABLE TO
                                                          THE LINCOLN                    THE LINCOLN     THE LINCOLN
                                                         NATIONAL LIFE                  NATIONAL LIFE   NATIONAL LIFE
                                                           INSURANCE                      INSURANCE       INSURANCE
SUBACCOUNT                                 INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY         COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP International         $ 24,603,839      $  5,757     $ 24,609,596      $    --         $ 1,577     $ 24,608,019
American Century VP Value Class 2           12,021,824         3,480       12,025,304           --             769       12,024,535
American Funds Growth Class 2               55,252,610            --       55,252,610       50,773           3,436       55,198,401
American Funds Growth-Income Class 2        40,050,057         7,203       40,057,260           --           2,532       40,054,728
Delaware VIPT High Yield                       664,459         2,573          667,032           --              44          666,988
DWS VIP Small Cap Index Service Class       15,590,261        11,975       15,602,236           --             977       15,601,259
Fidelity VIP Contrafund                    126,127,342        26,399      126,153,741           --           8,556      126,145,185
Fidelity VIP Equity-Income                  50,244,615        23,436       50,268,051           --           3,191       50,264,860
Fidelity VIP Growth                         56,088,836            --       56,088,836        3,638           3,742       56,081,456
Fidelity VIP High Income                       519,000             1          519,001           --              38          518,963
Fidelity VIP Investment Grade
   Bond Service Class 2                     23,309,204        19,113       23,328,317           --           1,380       23,326,937
Fidelity VIP Mid Cap Service Class 2        29,592,224            --       29,592,224       68,617           1,862       29,521,745
FTVIPT Franklin Small Cap Value Class 2     18,460,564         1,074       18,461,638           --           1,188       18,460,450
FTVIPT Templeton Foreign Securities         79,955,097            --       79,955,097       11,098           5,923       79,938,076
FTVIPT Templeton Foreign
   Securities Class 2                       25,247,757         2,423       25,250,180           --           1,243       25,248,937
Goldman Sachs VIT Capital Growth             6,397,244         7,404        6,404,648           --             377        6,404,271
Lincoln VIPT Capital Growth                153,468,051        35,666      153,503,717           --          10,993      153,492,724
Lincoln VIPT Delaware Bond
   Service Class                            17,420,175            --       17,420,175          241           1,143       17,418,791
Lincoln VIPT Delaware Growth and
   Income Service Class                     30,935,508         1,764       30,937,272           --           2,015       30,935,257
Lincoln VIPT Delaware Managed
   Service Class                            59,330,522        16,925       59,347,447           --           3,957       59,343,490
Lincoln VIPT Marsico
   International Growth                     59,198,551         5,676       59,204,227           --           3,882       59,200,345
Lincoln VIPT MFS Value                      73,932,067        39,775       73,971,842           --           5,097       73,966,745
Lincoln VIPT Mid-Cap Growth                 17,655,940         2,664       17,658,604           --           1,169       17,657,435
Lincoln VIPT Mid-Cap Value                  28,816,705        10,125       28,826,830           --           1,882       28,824,948
Lincoln VIPT Money Market                   48,731,680       283,775       49,015,455           --           3,040       49,012,415
Lincoln VIPT S&P 500 Index                 198,371,140        22,938      198,394,078           --          12,654      198,381,424
Lincoln VIPT Small-Cap Index                61,431,417         6,505       61,437,922           --           4,432       61,433,490
Lincoln VIPT T. Rowe Price
   Growth Stock                             75,029,519        12,379       75,041,898           --           5,317       75,036,581
Lincoln VIPT Templeton Growth              149,419,224        38,176      149,457,400           --          10,514      149,446,886
Lincoln VIPT Value Opportunities            19,684,467         6,159       19,690,626           --           1,275       19,689,351
MFS VIT Research                            17,784,143         5,905       17,790,048           --           1,197       17,788,851
MFS VIT Utilities                           54,143,503        23,436       54,166,939           --           3,503       54,163,436
PIMCO VIT OPCAP Total Return                84,590,318        14,727       84,605,045           --           5,361       84,599,684
ProFund VP Asia 30                          18,996,018            --       18,996,018       60,528           1,245       18,934,245
ProFund VP Europe 30                         4,637,065         2,771        4,639,836           --             280        4,639,556
ProFund VP Financials                        3,197,477         2,889        3,200,366           --             224        3,200,142
ProFund VP Health Care                       3,240,408            --        3,240,408       11,033             222        3,229,153
ProFund VP Large-Cap Growth                    559,494           445          559,939           --              38          559,901
ProFund VP Large-Cap Value                   1,023,773           746        1,024,519           --              69        1,024,450
ProFund VP Rising Rates Opportunity          1,168,241         1,019        1,169,260           --              79        1,169,181
ProFund VP Small-Cap Growth                  2,253,029           415        2,253,444           --             152        2,253,292
ProFund VP Small-Cap Value                     964,386           356          964,742           --              65          964,677
ProFund VP Technology                        6,758,399        14,213        6,772,612           --             472        6,772,140
ProFund VP U.S. Government Plus              2,742,962            --        2,742,962       12,247             168        2,730,547
T. Rowe Price Mid-Cap Growth Class II        6,094,249         1,461        6,095,710           --             393        6,095,317
Vanguard VIF Mid-Cap Index                  25,866,522        12,452       25,878,974           --           1,609       25,877,365
Vanguard VIF REIT Index                     26,662,023         7,046       26,669,069           --           1,675       26,667,394
Vanguard VIF Small Company Growth           16,443,063            --       16,443,063          440           1,062       16,441,561

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                       DIVIDENDS
                                         FROM        MORTALITY AND          NET
                                      INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                              INCOME     GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------
American Century VP International     $  132,572      $  (168,846)      $   (36,274)
American Century VP Value Class 2        184,557         (101,559)           82,998
American Funds Growth Class 2            418,080         (388,143)           29,937
American Funds Growth-Income
   Class 2                               617,511         (320,940)          296,571
Delaware VIPT High Yield                      --           (2,080)           (2,080)
DWS VIP Small Cap Index Service
   Class                                  97,965         (124,874)          (26,909)
Fidelity VIP Contrafund                1,135,704       (1,000,806)          134,898
Fidelity VIP Equity-Income               950,408         (418,236)          532,172
Fidelity VIP Growth                      406,288         (390,246)           16,042
Fidelity VIP High Income                  43,522           (4,887)           38,635
Fidelity VIP Investment Grade Bond
   Service Class 2                       741,369         (151,123)          590,246
Fidelity VIP Mid Cap Service
   Class 2                               149,610         (227,036)          (77,426)
FTVIPT Franklin Small Cap Value
   Class 2                               138,757         (164,940)          (26,183)
FTVIPT Templeton Foreign Securities    1,737,467         (719,831)        1,017,636
FTVIPT Templeton Foreign Securities
   Class 2                               458,681         (139,209)          319,472
Goldman Sachs VIT Capital Growth          11,636          (42,727)          (31,091)
JPVF Balanced                                 --         (153,568)         (153,568)
JPVF Growth                                   --          (80,713)          (80,713)
JPVF High Yield Bond                          --          (42,168)          (42,168)
JPVF Money Market                             --         (127,329)         (127,329)
Lincoln VIPT Capital Growth              147,778       (1,280,224)       (1,132,446)
Lincoln VIPT Delaware Bond Service
   Class                                 794,219          (92,458)          701,761
Lincoln VIPT Delaware Growth and
   Income Service Class                  304,154         (174,449)          129,705
Lincoln VIPT Delaware Managed
   Service Class                       1,323,275         (340,612)          982,663
Lincoln VIPT Marsico International
   Growth                                423,868         (443,108)          (19,240)
Lincoln VIPT MFS Value                   735,786         (632,974)          102,812
Lincoln VIPT Mid-Cap Growth                   --         (115,560)         (115,560)
Lincoln VIPT Mid-Cap Value               100,536         (256,040)         (155,504)
Lincoln VIPT Money Market              1,685,465         (267,616)        1,417,849
Lincoln VIPT S&P 500 Index             2,175,324       (1,557,970)          617,354
Lincoln VIPT Small-Cap Index             402,556         (584,125)         (181,569)
Lincoln VIPT T. Rowe Price Growth
   Stock                                 200,260         (655,863)         (455,603)
Lincoln VIPT Templeton Growth          2,595,257       (1,332,565)        1,262,692
Lincoln VIPT Value Opportunities         121,361         (167,035)          (45,674)
MFS VIT Research                         122,823         (144,628)          (21,805)
MFS VIT Utilities                        468,435         (388,244)           80,191
PIMCO VIT OPCAP Total Return           4,171,517         (665,305)        3,506,212
ProFund VP Asia 30                         9,214          (97,552)          (88,338)
ProFund VP Europe 30                      94,827          (31,931)           62,896
ProFund VP Financials                     50,157          (30,899)           19,258
ProFund VP Health Care                        --          (29,131)          (29,131)
ProFund VP Large-Cap Growth                   --           (6,465)           (6,465)
ProFund VP Large-Cap Value                 8,829          (17,242)           (8,413)
ProFund VP Rising Rates Opportunity       71,041          (10,613)           60,428
ProFund VP Small-Cap Growth                   --          (18,755)          (18,755)
ProFund VP Small-Cap Value                    --          (10,650)          (10,650)
ProFund VP Technology                         --          (33,020)          (33,020)
ProFund VP U.S. Government Plus           53,659          (11,685)           41,974
T. Rowe Price Mid-Cap Growth
   Class II                                   --          (50,471)          (50,471)
Vanguard VIF Mid-Cap Index               348,404         (208,220)          140,184
Vanguard VIF REIT Index                  719,764         (269,855)          449,909
Vanguard VIF Small Company Growth         97,515         (140,417)          (42,902)

See accompanying notes.

                                                         DIVIDENDS                        NET CHANGE      NET INCREASE
                                                           FROM            TOTAL         IN UNREALIZED    (DECREASE) IN
                                       NET REALIZED    NET REALIZED    NET REALIZED    APPRECIATION OR     NET ASSETS
                                        GAIN (LOSS)       GAIN ON       GAIN (LOSS)      DEPRECIATION    RESULTING FROM
SUBACCOUNT                            ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS    ON INVESTMENTS     OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
American Century VP International      $ 2,008,027      $        --    $ 2,008,027      $  1,195,620      $ 3,167,373
American Century VP Value Class 2          262,190        1,054,593      1,316,783        (2,194,301)        (794,520)
American Funds Growth Class 2            1,789,282        3,509,691      5,298,973           (70,569)       5,258,341
American Funds Growth-Income
   Class 2                               2,140,888        1,340,410      3,481,298        (1,837,129)       1,940,740
Delaware VIPT High Yield                    (3,648)              --         (3,648)           (6,452)         (12,180)
DWS VIP Small Cap Index Service
   Class                                   433,016        1,024,994      1,458,010        (1,947,358)        (516,257)
Fidelity VIP Contrafund                  5,185,679       30,333,296     35,518,975       (16,893,324)      18,760,549
Fidelity VIP Equity-Income               1,537,754        4,191,848      5,729,602        (5,689,184)         572,590
Fidelity VIP Growth                        474,804           45,006        519,810        10,314,380       10,850,232
Fidelity VIP High Income                   (31,372)              --        (31,372)            3,274           10,537
Fidelity VIP Investment Grade Bond
   Service Class 2                         (29,347)              --        (29,347)          131,929          692,828
Fidelity VIP Mid Cap Service
   Class 2                                 886,694        2,826,278      3,712,972           261,577        3,897,123
FTVIPT Franklin Small Cap Value
   Class 2                                 816,913        1,426,820      2,243,733        (2,716,122)        (498,572)
FTVIPT Templeton Foreign Securities      2,483,130        3,597,643      6,080,773         3,885,914       10,984,323
FTVIPT Templeton Foreign Securities
   Class 2                                 733,924        1,046,197      1,780,121         1,071,205        3,170,798
Goldman Sachs VIT Capital Growth           166,725               --        166,725           343,780          479,414
JPVF Balanced                           13,973,102               --     13,973,102       (10,788,633)       3,030,901
JPVF Growth                              4,270,577               --      4,270,577        (2,032,857)       2,157,007
JPVF High Yield Bond                     1,472,685               --      1,472,685          (764,712)         665,805
JPVF Money Market                        1,870,353               --      1,870,353        (1,075,991)         667,033
Lincoln VIPT Capital Growth              1,451,202               --      1,451,202        21,350,754       21,669,510
Lincoln VIPT Delaware Bond Service
   Class                                    (4,840)              --         (4,840)         (217,420)         479,501
Lincoln VIPT Delaware Growth and
   Income Service Class                     34,951               --         34,951          (538,856)        (374,200)
Lincoln VIPT Delaware Managed
   Service Class                           (72,591)       1,371,361      1,298,770        (2,927,215)        (645,782)
Lincoln VIPT Marsico International
   Growth                                5,535,236               --      5,535,236         4,608,567       10,124,563
Lincoln VIPT MFS Value                   2,321,561               --      2,321,561         2,554,738        4,979,111
Lincoln VIPT Mid-Cap Growth              1,232,360               --      1,232,360         1,849,899        2,966,699
Lincoln VIPT Mid-Cap Value               1,762,051               --      1,762,051        (1,222,200)         384,347
Lincoln VIPT Money Market                       --               --             --                --        1,417,849
Lincoln VIPT S&P 500 Index               3,470,609               --      3,470,609         4,653,189        8,741,152
Lincoln VIPT Small-Cap Index             2,396,385               --      2,396,385           266,443        2,481,259
Lincoln VIPT T. Rowe Price Growth
   Stock                                  (876,491)              --       (876,491)        7,237,324        5,905,230
Lincoln VIPT Templeton Growth            7,953,005               --      7,953,005         1,778,162       10,993,859
Lincoln VIPT Value Opportunities           677,259               --        677,259          (348,892)         282,693
MFS VIT Research                           184,031               --        184,031         1,893,339        2,055,565
MFS VIT Utilities                        3,204,189        3,395,434      6,599,623         4,718,907       11,398,721
PIMCO VIT OPCAP Total Return              (398,349)              --       (398,349)        3,288,685        6,396,548
ProFund VP Asia 30                       1,044,623               --      1,044,623         3,041,742        3,998,027
ProFund VP Europe 30                       153,429           38,648        192,077            99,381          354,354
ProFund VP Financials                      140,783               --        140,783          (882,730)        (722,689)
ProFund VP Health Care                     204,729               --        204,729           (60,506)         115,092
ProFund VP Large-Cap Growth                 61,902           12,414         74,316           (33,568)          34,283
ProFund VP Large-Cap Value                 350,222           77,989        428,211          (424,435)          (4,637)
ProFund VP Rising Rates Opportunity         (2,178)              --         (2,178)         (132,794)         (74,544)
ProFund VP Small-Cap Growth                (76,745)         373,989        297,244          (219,649)          58,840
ProFund VP Small-Cap Value                  81,060          183,478        264,538          (323,015)         (69,127)
ProFund VP Technology                      106,519               --        106,519           245,082          318,581
ProFund VP U.S. Government Plus             (6,621)              --         (6,621)          161,007          196,360
T. Rowe Price Mid-Cap Growth
   Class II                                404,528          650,678      1,055,206           (16,601)         988,134
Vanguard VIF Mid-Cap Index               1,453,523        2,934,634      4,388,157        (2,998,670)       1,529,671
Vanguard VIF REIT Index                  1,669,063        2,941,644      4,610,707       (11,095,024)      (6,034,408)
Vanguard VIF Small Company Growth          231,068        1,721,480      1,952,548        (1,252,037)         657,609

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 2006 and 2007

                                                          AMERICAN       AMERICAN       AMERICAN
                                           AMERICAN      CENTURY VP       FUNDS          FUNDS
                                          CENTURY VP       VALUE          GROWTH     GROWTH-INCOME
                                        INTERNATIONAL     CLASS 2        CLASS 2        CLASS 2
                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006            $15,292,632    $ 9,004,344    $37,744,447    $27,658,339
Changes From Operations:
   - Net investment income (loss)            139,867         35,706         31,156        334,872
   - Net realized gain (loss) on
     investments                           1,359,326        824,295      1,412,409      1,043,090
   - Net change in unrealized
     appreciation or depreciation
     on investments                        1,984,512        888,771      2,240,010      3,308,915
                                         -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                         3,483,705      1,748,772      3,683,575      4,686,877
Changes From Unit Transactions:
   - Contract purchases                    2,985,802      1,316,076      6,406,244      4,777,864
   - Contract withdrawals                 (1,273,233)      (706,862)    (3,541,101)    (2,590,923)
   - Contract transfers                   (3,005,814)     3,231,154        832,204      7,263,120
                                         -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (1,293,245)     3,840,368      3,697,347      9,450,061
                                         -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  2,190,460      5,589,140      7,380,922     14,136,938
                                         -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2006           17,483,092     14,593,484     45,125,369     41,795,277
Changes From Operations:
   - Net investment income (loss)            (36,274)        82,998         29,937        296,571
   - Net realized gain (loss) on
     investments                           2,008,027      1,316,783      5,298,973      3,481,298
   - Net change in unrealized
     appreciation or depreciation
     on investments                        1,195,620     (2,194,301)       (70,569)    (1,837,129)
                                         -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        3,167,373       (794,520)     5,258,341      1,940,740
Changes From Unit Transactions:
   - Contract purchases                    2,606,417      1,546,269      7,163,963      5,100,759
   - Contract withdrawals                 (1,918,708)    (1,046,684)    (4,441,667)    (3,208,499)
   - Contract transfers                    3,269,845     (2,274,014)     2,092,395     (5,573,549)
                                         -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        3,957,554     (1,774,429)     4,814,691     (3,681,289)
                                         -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  7,124,927     (2,568,949)    10,073,032     (1,740,549)
                                         -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007          $24,608,019    $12,024,535    $55,198,401    $40,054,728
                                         ===========    ===========    ===========    ===========

See accompanying notes.

                                                        DWS VIP
                                         DELAWARE      SMALL CAP
                                           VIPT      INDEX SERVICE   FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                        HIGH YIELD       CLASS        CONTRAFUND    EQUITY-INCOME      GROWTH
                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006            $     --     $12,022,139    $106,745,697    $47,055,829    $44,760,847
Changes From Operations:
   - Net investment income (loss)              --         (56,842)        526,603      1,283,344       (186,518)
   - Net realized gain (loss) on
     investments                               --         896,375      13,066,307      7,095,983       (374,650)
   - Net change in unrealized
     appreciation or depreciation
     on investments                            --       1,239,426      (2,120,212)       384,673      3,118,617
                                         --------     -----------    ------------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             --       2,078,959      11,472,698      8,764,000      2,557,449
Changes From Unit Transactions:
   - Contract purchases                        --       1,987,558      10,723,705      6,128,357      5,769,671
   - Contract withdrawals                      --      (1,150,450)     (8,024,436)    (3,428,790)    (3,716,565)
   - Contract transfers                        --         729,399      (4,093,046)    (6,877,128)    (5,534,867)
                                         --------     -----------    ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS            --       1,566,507      (1,393,777)    (4,177,561)    (3,481,761)
                                         --------     -----------    ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                      --       3,645,466      10,078,921      4,586,439       (924,312)
                                         --------     -----------    ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                --      15,667,605     116,824,618     51,642,268     43,836,535
Changes From Operations:
   - Net investment income (loss)          (2,080)        (26,909)        134,898        532,172         16,042
   - Net realized gain (loss) on
     investments                           (3,648)      1,458,010      35,518,975      5,729,602        519,810
   - Net change in unrealized
     appreciation or depreciation
     on investments                        (6,452)     (1,947,358)    (16,893,324)    (5,689,184)    10,314,380
                                         --------     -----------    ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS       (12,180)       (516,257)     18,760,549        572,590     10,850,232
Changes From Unit Transactions:
   - Contract purchases                    46,230       2,092,533      10,541,808      5,135,824      5,007,523
   - Contract withdrawals                 (36,406)     (1,363,182)     (9,654,014)    (4,140,823)    (4,799,037)
   - Contract transfers                   669,344        (279,440)    (10,327,776)    (2,944,999)     1,186,203
                                         --------     -----------    ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       679,168         449,911      (9,439,982)    (1,949,998)     1,394,689
                                         --------     -----------    ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 666,988         (66,346)      9,320,567     (1,377,408)    12,244,921
                                         --------     -----------    ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007          $666,988     $15,601,259    $126,145,185    $50,264,860    $56,081,456
                                         ========     ===========    ============    ===========    ===========

                                                       FIDELITY VIP                     FTVIPT
                                                        INVESTMENT    FIDELITY VIP     FRANKLIN
                                        FIDELITY VIP      GRADE          MID CAP      SMALL CAP
                                            HIGH       BOND SERVICE      SERVICE        VALUE
                                           INCOME        CLASS 2         CLASS 2       CLASS 2
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006             $611,596     $12,366,549    $22,101,951    $12,237,283
Changes From Operations:
   - Net investment income (loss)           37,555         381,456       (148,177)       (33,024)
   - Net realized gain (loss) on
     investments                           (51,944)          2,510      3,642,698        818,434
   - Net change in unrealized
     appreciation or depreciation
     on investments                         71,130         164,961       (840,445)     1,594,947
                                          --------     -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                          56,741         548,927      2,654,076      2,380,357
Changes From Unit Transactions:
   - Contract purchases                        265       3,664,827      3,141,304      1,922,533
   - Contract withdrawals                  (29,517)     (1,450,173)    (1,657,066)    (1,087,272)
   - Contract transfers                    (67,729)      2,477,163      1,196,718      5,146,754
                                          --------     -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        (96,981)      4,691,817      2,680,956      5,982,015
                                          --------     -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  (40,240)      5,240,744      5,335,032      8,362,372
                                          --------     -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2006            571,356      17,607,293     27,436,983     20,599,655
Changes From Operations:
   - Net investment income (loss)           38,635         590,246        (77,426)       (26,183)
   - Net realized gain (loss) on
     investments                           (31,372)        (29,347)     3,712,972      2,243,733
   - Net change in unrealized
     appreciation or depreciation
     on investments                          3,274         131,929        261,577     (2,716,122)
                                          --------     -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS         10,537         692,828      3,897,123       (498,572)
Changes From Unit Transactions:
   - Contract purchases                        267       4,250,463      3,458,767      2,455,389
   - Contract withdrawals                  (24,675)     (2,016,443)    (2,378,170)    (1,777,718)
   - Contract transfers                    (38,522)      2,792,796     (2,892,958)    (2,318,304)
                                          --------     -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        (62,930)      5,026,816     (1,812,361)    (1,640,633)
                                          --------     -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  (52,393)      5,719,644      2,084,762     (2,139,205)
                                          --------     -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007           $518,963     $23,326,937    $29,521,745    $18,460,450
                                          ========     ===========    ===========    ===========

                                                          FTVIPT       GOLDMAN
                                           FTVIPT       TEMPLETON       SACHS
                                         TEMPLETON       FOREIGN         VIT
                                          FOREIGN       SECURITIES     CAPITAL         JPVF
                                         SECURITIES      CLASS 2        GROWTH       BALANCED
                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006           $69,988,815    $19,960,894    $4,041,269   $ 52,806,270
Changes From Operations:
   - Net investment income (loss)           357,075        168,908       (26,961)       791,518
   - Net realized gain (loss) on
     investments                            851,003      1,783,909        37,569        956,917
   - Net change in unrealized
     appreciation or depreciation
     on investments                      12,372,449      1,988,541       344,299      5,160,592
                                        -----------    -----------    ----------   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                       13,580,527      3,941,358       354,907      6,909,027
Changes From Unit Transactions:
   - Contract purchases                          --             --     1,224,451      5,928,931
   - Contract withdrawals                (5,862,360)    (3,009,318)     (480,491)    (4,588,088)
   - Contract transfers                          --             --        74,861     (2,946,242)
                                        -----------    -----------    ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (5,862,360)    (3,009,318)      818,821     (1,605,399)
                                        -----------    -----------    ----------   ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 7,718,167        932,040     1,173,728      5,303,628
                                        -----------    -----------    ----------   ------------
NET ASSETS AT DECEMBER 31, 2006          77,706,982     20,892,934     5,214,997     58,109,898
Changes From Operations:
   - Net investment income (loss)         1,017,636        319,472       (31,091)      (153,568)
   - Net realized gain (loss) on
     investments                          6,080,773      1,780,121       166,725     13,973,102
   - Net change in unrealized
     appreciation or depreciation on
     investments                          3,885,914      1,071,205       343,780    (10,788,633)
                                        -----------    -----------    ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             10,984,323      3,170,798       479,414      3,030,901
Changes From Unit Transactions:
   - Contract purchases                   8,528,897             --     1,196,844      1,982,794
   - Contract withdrawals                (7,674,240)        (7,841)     (696,975)    (2,000,920)
   - Contract transfers                  (9,607,886)     1,193,046       209,991    (61,122,673)
                                        -----------    -----------    ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (8,753,229)     1,185,205       709,860    (61,140,799)
                                        -----------    -----------    ----------   ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 2,231,094      4,356,003     1,189,274    (58,109,898)
                                        -----------    -----------    ----------   ------------
NET ASSETS AT DECEMBER 31, 2007         $79,938,076    $25,248,937    $6,404,271   $         --
                                        ===========    ===========    ==========   ============

See accompanying notes.


                                                                                       LINCOLN       LINCOLN VIPT
                                                           JPVF           JPVF           VIPT          DELAWARE
                                            JPVF        HIGH YIELD       MONEY          CAPITAL          BOND
                                           GROWTH          BOND          MARKET         GROWTH      SERVICE CLASS
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006           $ 31,729,416   $ 15,224,002   $ 40,853,807   $150,604,536    $        --
Changes From Operations:
   - Net investment income (loss)           (144,062)       980,665        860,842     (1,254,742)            --
   - Net realized gain (loss) on
     investments                              68,253         25,146        768,166       (252,891)            --
   - Net change in unrealized
     appreciation or depreciation
     on investments                        2,542,393        389,786        409,400      6,948,711             --
                                        ------------   ------------   ------------   ------------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                         2,466,584      1,395,597      2,038,408      5,441,078             --
Changes From Unit Transactions:
   - Contract purchases                    3,902,529      1,635,895     11,383,376     14,066,417             --
   - Contract withdrawals                 (3,007,187)    (1,275,467)    (4,635,027)   (11,125,995)            --
   - Contract transfers                   (3,723,393)      (980,713)     3,017,519    (14,325,433)            --
                                        ------------   ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (2,828,051)      (620,285)     9,765,868    (11,385,011)            --
                                        ------------   ------------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                   (361,467)       775,312     11,804,276     (5,943,933)            --
                                        ------------   ------------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2006           31,367,949     15,999,314     52,658,083    144,660,603             --
Changes From Operations:
   - Net investment income (loss)            (80,713)       (42,168)      (127,329)    (1,132,446)       701,761
   - Net realized gain (loss) on
     investments                           4,270,577      1,472,685      1,870,353      1,451,202         (4,840)
   - Net change in unrealized
     appreciation or depreciation on
     investments                          (2,032,857)      (764,712)    (1,075,991)    21,350,754       (217,420)
                                        ------------   ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               2,157,007        665,805        667,033     21,669,510        479,501
Changes From Unit Transactions:
   - Contract purchases                    1,291,674        552,539      3,414,592     12,044,703      1,237,935
   - Contract withdrawals                   (947,850)      (490,300)    (1,527,147)   (12,468,238)      (945,705)
   - Contract transfers                  (33,868,780)   (16,727,358)   (55,212,561)   (12,413,854)    16,647,060
                                        ------------   ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (33,524,956)   (16,665,119)   (53,325,116)   (12,837,389)    16,939,290
                                        ------------   ------------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (31,367,949)   (15,999,314)   (52,658,083)     8,832,121     17,418,791
                                        ------------   ------------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2007         $         --   $         --   $         --   $153,492,724    $17,418,791
                                        ============   ============   ============   ============    ===========

                                         LINCOLN VIPT      LINCOLN         LINCOLN
                                           DELAWARE          VIPT            VIPT
                                          GROWTH AND       DELAWARE        MARSICO      LINCOLN VIPT
                                            INCOME         MANAGED      INTERNATIONAL        MFS
                                        SERVICE CLASS   SERVICE CLASS       GROWTH          VALUE
                                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006            $        --     $        --     $41,499,773    $69,779,262
Changes From Operations:
   - Net investment income (loss)                 --              --        (349,749)       253,731
   - Net realized gain (loss) on
     investments                                  --              --       2,615,169      7,323,895
   - Net change in unrealized
     appreciation or depreciation
     on investments                               --              --       7,785,134      4,568,870
                                         -----------     -----------     -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                --              --      10,050,554     12,146,496
Changes From Unit Transactions:
   - Contract purchases                           --              --       4,828,444      6,284,101
   - Contract withdrawals                         --              --      (3,799,169)    (5,464,210)
   - Contract transfers                           --              --       5,722,817     (7,987,581)
                                         -----------     -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               --              --       6,752,092     (7,167,690)
                                         -----------     -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                         --              --      16,802,646      4,978,806
                                         -----------     -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                   --              --      58,302,419     74,758,068
Changes From Operations:
   - Net investment income (loss)            129,705         982,663         (19,240)       102,812
   - Net realized gain (loss) on
     investments                              34,951       1,298,770       5,535,236      2,321,561
   - Net change in unrealized
     appreciation or depreciation on
     investments                            (538,856)     (2,927,215)      4,608,567      2,554,738
                                         -----------     -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (374,200)       (645,782)     10,124,563      4,979,111
 Changes From Unit Transactions:
   - Contract purchases                    2,193,479       3,705,593       5,054,206      5,638,561
   - Contract withdrawals                 (2,072,209)     (3,562,145)     (4,557,067)    (6,060,144)
   - Contract transfers                   31,188,187      59,845,824      (9,723,776)    (5,348,851)
                                         -----------     -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       31,309,457      59,989,272      (9,226,637)    (5,770,434)
                                         -----------     -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 30,935,257      59,343,490         897,926       (791,323)
                                         -----------     -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2007          $30,935,257     $59,343,490     $59,200,345    $73,966,745
                                         ===========     ===========     ===========    ===========

                                        LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                          MID-CAP        MID-CAP          MONEY          S&P
                                           GROWTH         VALUE          MARKET       500 INDEX
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006           $13,301,880    $25,515,338    $        --    $190,426,869
Changes From Operations:
   - Net investment income (loss)          (104,679)      (221,965)            --       1,540,367
   - Net realized gain (loss)
     on investments                       1,478,179      3,536,587             --       2,260,588
   - Net change in unrealized
     appreciation or depreciation
     on investments                        (686,748)       937,634             --      22,312,280
                                        -----------    -----------    -----------    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                          686,752      4,252,256             --      26,113,235
Changes From Unit Transactions:
   - Contract purchases                   1,320,538      2,308,214             --      22,654,137
   - Contract withdrawals                  (966,810)    (1,813,813)            --     (15,672,364)
   - Contract transfers                  (2,326,134)    (1,142,288)            --     (29,080,384)
                                        -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (1,972,406)      (647,887)            --     (22,098,611)
                                        -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (1,285,654)     3,604,369             --       4,014,624
                                        -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2006          12,016,226     29,119,707             --     194,441,493
Changes From Operations:
   - Net investment income (loss)          (115,560)      (155,504)     1,417,849         617,354
   - Net realized gain (loss)
     on investments                       1,232,360      1,762,051             --       3,470,609
   - Net change in unrealized
     appreciation or depreciation
     on investments                       1,849,899     (1,222,200)            --       4,653,189
                                        -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              2,966,699        384,347      1,417,849       8,741,152
Changes From Unit Transactions:
   - Contract purchases                   1,348,364      2,369,585      5,792,657      19,160,596
   - Contract withdrawals                (1,115,212)    (2,430,136)    (3,244,010)    (16,457,965)
   - Contract transfers                   2,441,358       (618,555)    45,045,919      (7,503,852)
                                        -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       2,674,510       (679,106)    47,594,566      (4,801,221)
                                        -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 5,641,209       (294,759)    49,012,415       3,939,931
                                        -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2007         $17,657,435    $28,824,948    $49,012,415    $198,381,424
                                        ===========    ===========    ===========    ============

See accompanying notes.

                                                         LINCOLN
                                                         VIPT T.        LINCOLN         LINCOLN
                                        LINCOLN VIPT    ROWE PRICE       VIPT            VIPT
                                          SMALL-CAP       GROWTH       TEMPLETON         VALUE        MFS VIT
                                            INDEX         STOCK         GROWTH      OPPORTUNITIES     RESEARCH
                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006           $64,619,142    $74,021,578   $122,761,699    $26,123,385    $17,304,622
Changes From Operations:
   - Net investment income (loss)          (576,759)      (464,626)       679,792       (199,837)       (51,940)
   - Net realized gain (loss)
     on investments                       1,627,907     (2,067,836)    11,553,819      3,731,978       (118,791)
   - Net change in unrealized
     appreciation or depreciation
     on investments                       6,468,208     11,159,656     18,276,413     (1,563,572)     1,701,239
                                        -----------    -----------   ------------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        7,519,356      8,627,194     30,510,024      1,968,569      1,530,508
Changes From Unit Transactions:
   - Contract purchases                   5,246,020      7,643,283      9,347,476      3,118,162      1,843,207
   - Contract withdrawals                (5,344,648)    (5,616,889)    (9,696,023)    (1,615,313)    (1,595,265)
   - Contract transfers                  (6,798,177)    (8,457,732)     2,210,956     (7,926,997)    (1,890,579)
                                        -----------    -----------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (6,896,805)    (6,431,338)     1,862,409     (6,424,148)    (1,642,637)
                                        -----------    -----------   ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                   622,551      2,195,856     32,372,433     (4,455,579)      (112,129)
                                        -----------    -----------   ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2006          65,241,693     76,217,434    155,134,132     21,667,806     17,192,493
Changes From Operations:
   - Net investment income (loss)          (181,569)      (455,603)     1,262,692        (45,674)       (21,805)
   - Net realized gain (loss)
     on investments                       2,396,385       (876,491)     7,953,005        677,259        184,031
   - Net change in unrealized
     appreciation or depreciation
     on investments                         266,443      7,237,324      1,778,162       (348,892)     1,893,339
                                        -----------    -----------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              2,481,259      5,905,230     10,993,859        282,693      2,055,565
Changes From Unit Transactions:
   - Contract purchases                   4,738,214      6,628,754      9,746,108      1,855,038      1,533,363
   - Contract withdrawals                (5,642,527)    (6,627,826)   (12,676,095)    (1,418,387)    (1,546,810)
   - Contract transfers                  (5,385,149)    (7,087,011)   (13,751,118)    (2,697,799)    (1,445,760)
                                        -----------    -----------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (6,289,462)    (7,086,083)   (16,681,105)    (2,261,148)    (1,459,207)
                                        -----------    -----------   ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (3,808,203)    (1,180,853)    (5,687,246)    (1,978,455)       596,358
                                        -----------    -----------   ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007         $61,433,490    $75,036,581   $149,446,886    $19,689,351    $17,788,851
                                        ===========    ===========   ============    ===========    ===========

                                                        PIMCO VIT      PROFUND
                                          MFS VIT         OPCAP           VP       PROFUND VP
                                         UTILITIES    TOTAL RETURN     ASIA 30      EUROPE 30
                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006           $31,217,103   $ 85,617,082   $ 4,702,834   $1,312,058
Changes From Operations:
   - Net investment income (loss)           396,011      3,264,014       (21,255)      (9,188)
   - Net realized gain (loss)
     on investments                       2,603,812        356,786       581,385      253,360
   - Net change in unrealized
     appreciation or depreciation
     on investments                       6,495,936       (895,953)    1,217,744      184,359
                                        -----------   ------------   -----------   ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        9,495,759      2,724,847     1,777,874      428,531
Changes From Unit Transactions:
   - Contract purchases                   3,762,669     13,826,195       796,787      350,310
   - Contract withdrawals                (2,907,106)    (6,947,928)     (425,607)    (198,096)
   - Contract transfers                     230,133     (3,706,828)    1,879,336      501,819
                                        -----------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       1,085,696      3,171,439     2,250,516      654,033
                                        -----------   ------------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                10,581,455      5,896,286     4,028,390    1,082,564
                                        -----------   ------------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2006          41,798,558     91,513,368     8,731,224    2,394,622
Changes From Operations:
   - Net investment income (loss)            80,191      3,506,212       (88,338)      62,896
   - Net realized gain (loss)
     on investments                       6,599,623       (398,349)    1,044,623      192,077
   - Net change in unrealized
     appreciation or depreciation
     on investments                       4,718,907      3,288,685     3,041,742       99,381
                                        -----------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             11,398,721      6,396,548     3,998,027      354,354
Changes From Unit Transactions:
   - Contract purchases                   4,526,821      9,715,643     1,544,617      820,265
   - Contract withdrawals                (4,365,330)    (7,511,579)   (1,076,468)    (536,579)
   - Contract transfers                     804,666    (15,514,296)    5,736,845    1,606,894
                                        -----------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS         966,157    (13,310,232)    6,204,994    1,890,580
                                        -----------   ------------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                12,364,878     (6,913,684)   10,203,021    2,244,934
                                        -----------   ------------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2007         $54,163,436   $ 84,599,684   $18,934,245   $4,639,556
                                        ===========   ============   ===========   ==========


                                                                        PROFUND VP   PROFUND VP
                                               PROFUND VP  PROFUND VP    LARGE-CAP    LARGE-CAP
                                               FINANCIALS  HEALTH CARE    GROWTH       VALUE
                                               SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $3,245,682  $2,991,703   $ 388,232   $   781,656
Changes From Operations:
   - Net investment income (loss)                 (12,179)    (23,777)     (4,736)      (12,091)
   - Net realized gain (loss) on investments      358,533      43,789      18,942        65,380
   - Net change in unrealized appreciation or
     depreciation on investments                  255,642      88,765      56,306       314,108
                                               ----------  ----------   ---------   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                601,996     108,777      70,512       367,397
Changes From Unit Transactions:
   - Contract purchases                           268,391     517,593      80,415       165,712
   - Contract withdrawals                        (210,437)   (228,393)    (43,933)     (110,537)
   - Contract transfers                           205,311    (530,281)    425,000     2,929,051
                                               ----------  ----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               263,265    (241,081)    461,482     2,984,226
                                               ----------  ----------   ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           865,261    (132,304)    531,994     3,351,623
                                               ----------  ----------   ---------   -----------
NET ASSETS AT DECEMBER 31, 2006                 4,110,943   2,859,399     920,226     4,133,279
Changes From Operations:
   - Net investment income (loss)                  19,258     (29,131)     (6,465)       (8,413)
   - Net realized gain (loss) on investments      140,783     204,729      74,316       428,211
   - Net change in unrealized appreciation or
     depreciation on investments                 (882,730)    (60,506)    (33,568)     (424,435)
                                               ----------  ----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (722,689)    115,092      34,283        (4,637)
Changes From Unit Transactions:
   - Contract purchases                           357,336     427,602     115,684       166,460
   - Contract withdrawals                        (259,106)   (313,588)    (80,350)     (209,153)
   - Contract transfers                          (286,342)    140,648    (429,942)   (3,061,499)
                                               ----------  ----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (188,112)    254,662    (394,608)   (3,104,192)
                                               ----------  ----------   ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (910,801)    369,754    (360,325)   (3,108,829)
                                               ----------  ----------   ---------   -----------
NET ASSETS AT DECEMBER 31, 2007                $3,200,142  $3,229,153   $ 559,901   $ 1,024,450
                                               ==========  ==========   =========   ===========

See accompanying notes.

                                                PROFUND VP                                          PROFUND
                                                  RISING     PROFUND VP  PROFUND VP                  VP U.S.
                                                  RATES      SMALL-CAP   SMALL-CAP    PROFUND VP   GOVERNMENT
                                               OPPORTUNITY     GROWTH      VALUE      TECHNOLOGY     PLUS
                                                SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $1,563,064   $2,038,466   $  703,315  $ 4,088,818  $  858,525
Changes From Operations:
   - Net investment income (loss)                  14,310      (20,300)     (14,447)     (28,315)     30,358
   - Net realized gain (loss) on investments       22,447      613,515      309,909      323,976      (8,593)
   - Net change in unrealized appreciation or
     depreciation on investments                   96,293     (408,656)    (161,406)     (81,624)    (11,673)
                                               ----------   ----------   ----------  -----------  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                133,050      184,559      134,056      214,037      10,092
Changes From Unit Transactions:
   - Contract purchases                           117,058      253,135      155,143      528,701     208,743
   - Contract withdrawals                        (119,074)    (168,669)    (114,985)    (331,555)   (100,039)
   - Contract transfers                          (274,606)    (231,194)     578,995   (1,029,782)    397,426
                                               ----------   ----------   ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (276,622)    (146,728)     619,153     (832,636)    506,130
                                               ----------   ----------   ----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (143,572)      37,831      753,209     (618,599)    516,222
                                               ----------   ----------   ----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2006                 1,419,492    2,076,297    1,456,524    3,470,219   1,374,747
Changes From Operations:
   - Net investment income (loss)                  60,428      (18,755)     (10,650)     (33,020)     41,974
   - Net realized gain (loss) on investments       (2,178)     297,244      264,538      106,519      (6,621)
   - Net change in unrealized appreciation or
     depreciation on investments                 (132,794)    (219,649)    (323,015)     245,082     161,007
                                               ----------   ----------   ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (74,544)      58,840      (69,127)     318,581     196,360
Changes From Unit Transactions:
   - Contract purchases                           128,820      283,967      131,232      585,667     248,854
   - Contract withdrawals                        (130,239)    (225,894)    (133,156)    (364,772)   (139,235)
   - Contract transfers                          (174,348)      60,082     (420,796)   2,762,445   1,049,821
                                               ----------   ----------   ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (175,767)     118,155     (422,720)   2,983,340   1,159,440
                                               ----------   ----------   ----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (250,311)     176,995     (491,847)   3,301,921   1,355,800
                                               ----------   ----------   ----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                $1,169,181   $2,253,292   $  964,677  $ 6,772,140  $2,730,547
                                               ==========   ==========   ==========  ===========  ==========

                                                T.ROWE PRICE     VANGUARD     VANGUARD    VANGUARD
                                                  MID-CAP          VIF          VIF       VIF SMALL
                                                   GROWTH        MID-CAP       REIT        COMPANY
                                                  CLASS II       INDEX        INDEX        GROWTH
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $10,010,011   $20,419,866  $ 26,924,293  $16,991,378
Changes From Operations:
   - Net investment income (loss)                   (68,014)       53,268       441,607      (76,089)
   - Net realized gain (loss) on investments      2,037,904     1,431,105     3,830,678    2,976,222
   - Net change in unrealized appreciation or
     depreciation on investments                 (1,692,968)    1,359,272     4,865,809   (1,553,089)
                                                -----------   -----------  ------------  -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                  276,922     2,843,645     9,138,094    1,347,044
Changes From Unit Transactions:
   - Contract purchases                           1,448,866     3,115,595     4,057,701    2,770,879
   - Contract withdrawals                          (625,435)   (1,755,329)   (2,728,654)  (1,126,121)
   - Contract transfers                          (4,816,185)    1,757,550       418,379   (1,498,641)
                                                -----------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (3,992,754)    3,117,816     1,747,426      146,117
                                                -----------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (3,715,832)    5,961,461    10,885,520    1,493,161
                                                -----------   -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2006                   6,294,179    26,381,327    37,809,813   18,484,539
Changes From Operations:
   - Net investment income (loss)                   (50,471)      140,184       449,909      (42,902)
   - Net realized gain (loss) on investments      1,055,206     4,388,157     4,610,707    1,952,548
   - Net change in unrealized appreciation or
     depreciation on investments                    (16,601)   (2,998,670)  (11,095,024)  (1,252,037)
                                                -----------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        988,134     1,529,671    (6,034,408)     657,609
Changes From Unit Transactions:
   - Contract purchases                             550,968     3,313,130     4,690,626    2,098,938
   - Contract withdrawals                          (663,951)   (2,203,174)   (3,351,560)  (1,448,002)
   - Contract transfers                          (1,074,013)   (3,143,589)   (6,447,077)  (3,351,523)
                                                -----------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,186,996)   (2,033,633)   (5,108,011)  (2,700,587)
                                                -----------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (198,862)     (503,962)  (11,142,419)  (2,042,978)
                                                -----------   -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2007                 $ 6,095,317   $25,877,365  $ 26,667,394  $16,441,561
                                                ===========   ===========  ============  ===========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of seven products as follows:

Lincoln Ensemble I VUL
Lincoln Ensemble II VUL
Lincoln Ensemble III VUL
Lincoln Ensemble Exec VUL
Lincoln Ensemble Accumulator VUL
Lincoln Ensemble Protector VUL
Lincoln Ensemble Exec VUL 2006

The assets of the Variable Account are owned by the Company. The portion of Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of forty-eight mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP International Portfolio
     American Century VP Value Class 2 Portfolio

American Funds Insurance Series (American Funds):
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
     Delaware High Yield Series

DWS Scudder Investments VIT Funds (DWS VIP):
     DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Portfolio
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Growth Portfolio
     Fidelity VIP High Income Portfolio
     Fidelity VIP Investment Grade Bond Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Small Cap Value Securities Class 2 Fund
     FTVIPT Templeton Foreign Securities Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Capital Growth Fund

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Capital Growth Fund
     Lincoln VIPT Delaware Bond Service Class Fund
     Lincoln VIPT Delaware Growth and Income Service Class Fund
     Lincoln VIPT Delaware Managed Service Class Fund
     Lincoln VIPT Marsico International Growth Fund
     Lincoln VIPT MFS Value Fund
     Lincoln VIPT Mid-Cap Growth Fund
     Lincoln VIPT Mid-Cap Value Fund
     Lincoln VIPT Money Market Fund
     Lincoln VIPT S&P 500 Index Fund
     Lincoln VIPT Small-Cap Index Fund
     Lincoln VIPT T. Rowe Price Growth Stock Fund
     Lincoln VIPT Templeton Growth Fund
     Lincoln VIPT Value Opportunities Fund

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Research Series
     MFS VIT Utilities Series

PIMCO Advisors VIT (PIMCO VIT OPCAP):
     PIMCO VIT OPCAP Total Return Portfolio

ProFunds VP (ProFund VP):
     ProFund VP Asia 30 Fund
     ProFund VP Europe 30 Fund
     ProFund VP Financials Fund
     ProFund VP Health Care Fund
     ProFund VP Large-Cap Growth Fund
     ProFund VP Large-Cap Value Fund
     ProFund VP Rising Rates Opportunity Fund
     ProFund VP Small-Cap Growth Fund
     ProFund VP Small-Cap Value Fund
     ProFund VP Technology Fund
     ProFund VP U.S. Government Plus Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
     T. Rowe Price Mid-Cap Growth Class II Portfolio

Vanguard Variable Insurance Fund (Vanguard VIF):
     Vanguard VIF Mid-Cap Index Portfolio
     Vanguard VIF REIT Index Portfolio
     Vanguard VIF Small Company Growth Portfolio

*    Denotes an affiliate of the Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2007, the Delaware High Yield Fund became available as an investment option for Variable Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in Note 3 for this subaccount is for the period from the commencement of operations to December 31, 2007.

During 2007, the JPVF Balanced Fund merged into the Lincoln VIPT Delaware Managed Service Class Fund, the JPVF Growth Fund merged into the Lincoln VIPT Delaware Growth and Income Service Class Fund, the JPVF High Yield Bond Fund merged into the Lincoln VIPT Delaware Bond Service Class Fund and the JPVF Money Market Fund merged into the Lincoln VIPT Money Market Fund.

During 2007, Jefferson-Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company (merger). Pursuant to the merger, the segregated investment account, JPF Separate Account A, was transferred to The Lincoln National Life Insurance Company and renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The transfer did not affect the assets and liabilities of the segregated investment account, Lincoln Life Flexible Premium Variable Life Account JF-A. The following funds changed their name as part of the merger:

FUND NAME BEFORE MERGER          FUND NAME AFTER MERGER
-------------------------------------------------------------------------------
JPVF Capital Growth Fund         Lincoln VIPT Capital Growth Fund
JPVF International Equity Fund   Lincoln VIPT Marsico International Growth Fund
JPVF Mid-Cap Growth Fund         Lincoln VIPT Mid-Cap Growth Fund
JPVF Mid-Cap Value Fund          Lincoln VIPT Mid-Cap Value Fund
JPVF S&P 500 Index Fund          Lincoln VIPT S&P 500 Index Fund
JPVF Small Company Fund          Lincoln VIPT Small-Cap Index Fund
JPVF Small-Cap Value Fund        Lincoln VIPT Value Opportunities Fund
JPVF Strategic Growth Fund       Lincoln VIPT T. Rowe Price Growth Stock Fund
JPVF Value Fund                  Lincoln VIPT MFS Value Fund
JPVF World Growth Stock Fund     Lincoln VIPT Templeton Growth Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

-    Lincoln Ensemble I VUL-annual rate of .60%.

-    Lincoln Ensemble II VUL-annual rate of .90%.

- Lincoln Ensemble III VUL-annual rate of .60% for policy years one through twenty-five and .10% thereafter.

- Lincoln Ensemble Exec VUL-annual rate of .60% for policy years one through twenty-five and .40% thereafter.

- Lincoln Ensemble Accumulator VUL-annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

- Lincoln Ensemble Protector VUL-annual rate of .60% for policy years one through fifteen and .10% thereafter.

- Lincoln Ensemble Exec VUL 2006-annual rate of .50% for policy years one through twenty-five and .10% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2007 and 2006 amounted to $4,651,101 and $5,055,022, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed for the years ended December 31, 2007 and 2006.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2007 and 2006 amounted to $99,743,894 and $101,672,213, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. Transfer charges for the years ended December 31, 2007 and 2006 amounted to $275 and $250, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. There were no full surrender charges or partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2007 and 2006.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT      UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL
            2007                 0.50%    0.90%    $15.21    $28.78    1,569,732   $24,608,019    17.00%     17.47%     0.61%
            2006                 0.50%    0.90%     12.96     15.70    1,320,866    17,483,092    23.90%     24.28%     1.53%
            2005                 0.60%    0.90%     10.43     10.52    1,453,147    15,292,632    12.24%     12.58%     1.23%
            2004                 0.60%    0.90%      9.26      9.38    1,217,772    11,357,506    13.89%     14.24%     0.54%
            2003                 0.60%    0.90%      8.11      8.23      949,887     7,762,600    23.40%     23.77%     0.58%

AMERICAN CENTURY VP VALUE CLASS 2
            2007                 0.50%    0.90%     12.50     21.96      855,465    12,024,535    -6.16%     -5.78%     1.42%
            2006                 0.50%    0.90%     13.28     15.37      970,971    14,593,484    17.40%     17.75%     1.14%
            2005                 0.60%    0.90%     11.28     12.95      697,232     9,004,344     3.92%      4.23%     0.77%
            2004                 0.60%    0.90%     10.82     12.46      677,274     8,445,722     8.23%     13.15%     0.87%
            2003                 0.60%    0.90%     11.01     11.04      363,031     4,000,478    27.66%     28.04%     0.75%

AMERICAN FUNDS GROWTH CLASS 2
            2007                 0.50%    0.90%     15.25     25.01    2,954,602    55,198,401    11.34%     11.79%     0.82%
            2006                 0.50%    0.90%     13.66     17.56    2,670,413    45,125,369     9.23%      9.56%     0.84%
            2005                 0.60%    0.90%     12.47     16.08    2,403,567    37,744,447    15.15%     15.50%     0.81%
            2004                 0.60%    0.90%     10.79     13.96    1,666,997    23,008,343     7.95%     11.49%     0.22%
            2003  5/1/03         0.60%    0.90%     12.31     12.52      716,475     8,925,429    23.13%     25.23%     0.22%


                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                 0.50%    0.90%    $13.38    $23.65    2,443,061   $ 40,054,728     4.10%      4.52%      1.46%
            2006                 0.50%    0.90%     12.81     16.41    2,623,675     41,795,277    14.17%     14.51%      1.78%
            2005                 0.60%    0.90%     11.19     14.29    1,972,826     27,658,339     4.89%      5.20%      1.45%
            2004                 0.60%    0.90%     10.64     13.63    1,452,395     19,651,267     6.37%      9.38%      1.08%
            2003  5/5/03         0.60%    0.90%     12.42     12.46      651,776      8,110,507    24.17%     24.58%      1.89%

DELAWARE VIPT HIGH YIELD
            2007  5/3/07         0.60%    0.90%      9.77      9.79       68,189        666,988    -2.24%     -1.76%      0.00%

DWS VIP SMALL CAP INDEX SERVICE CLASS
            2007                 0.50%    0.90%     13.40     22.51    1,064,204     15,601,259    -3.04%     -2.65%      0.60%
            2006                 0.50%    0.90%     13.78     15.32    1,035,000     15,667,605    16.14%     16.49%      0.36%
            2005                 0.60%    0.90%     11.83     13.08      921,108     12,022,139     3.06%      3.37%      0.39%
            2004                 0.60%    0.90%     11.45     12.69      883,804     11,218,321    14.45%     16.42%      0.19%
            2003                 0.60%    0.90%     10.90     10.90      666,319      7,261,255    44.75%     45.18%      0.43%

FIDELITY VIP CONTRAFUND
            2007                 0.50%    0.90%     16.62     34.30    4,662,817    126,145,185    16.54%     17.01%      0.93%
            2006                 0.50%    0.90%     14.22     29.43    5,119,960    116,824,618    10.71%     11.05%      1.31%
            2005                 0.60%    0.90%     12.81     26.58    4,878,185    106,745,697    15.89%     16.24%      0.28%
            2004                 0.60%    0.90%     11.02     22.93    4,474,851     87,098,143    10.18%     14.44%      0.33%
            2003                 0.60%    0.90%      9.83     20.04    4,425,715     77,334,074    27.31%     27.70%      0.47%

FIDELITY VIP EQUITY-INCOME
            2007                 0.50%    0.90%     13.76     23.74    3,030,344     50,264,860     0.62%      1.02%      1.76%
            2006                 0.50%    0.90%     13.63     17.65    3,123,113     51,642,268    19.11%     19.47%      3.33%
            2005                 0.60%    0.90%     11.41     14.82    3,391,864     47,055,829     4.92%      5.23%      1.63%
            2004                 0.60%    0.90%     10.84     14.12    3,379,138     44,992,916     8.45%     10.53%      1.49%
            2003                 0.60%    0.90%     10.96     12.78    3,193,749     38,655,590    29.16%     29.55%      1.70%

FIDELITY VIP GROWTH
            2007                 0.50%    0.90%      9.92     27.68    3,877,414     56,081,456    25.83%     26.33%      0.84%
            2006                 0.50%    0.90%      7.86     14.24    3,839,620     43,836,535     5.89%      6.21%      0.39%
            2005                 0.60%    0.90%      7.40     13.45    4,113,283     44,760,847     4.85%      5.17%      0.50%
            2004                 0.60%    0.90%      7.03     12.83    4,350,609     45,522,831     2.45%      2.76%      0.27%
            2003                 0.60%    0.90%      6.85     12.52    4,543,546     47,027,325    31.66%     32.05%      0.26%

FIDELITY VIP HIGH INCOME
            2007                 0.90%    0.90%     13.75     13.75       37,732        518,963     1.87%      1.87%      8.01%
            2006                 0.90%    0.90%     13.50     13.50       42,316        571,356    10.24%     10.24%      7.33%
            2005                 0.90%    0.90%     12.25     12.25       49,933        611,596     1.78%      1.78%     14.73%
            2004                 0.90%    0.90%     12.03     12.03       58,696        706,277     8.61%      8.61%      8.29%
            2003                 0.90%    0.90%     11.08     11.08       64,132        710,538    26.13%     26.13%      7.90%

FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
            2007                 0.50%    0.90%     11.16     21.71    2,019,044     23,326,937     3.15%      3.56%      3.58%
            2006                 0.50%    0.90%     10.79     11.04    1,610,125     17,607,293     3.20%      3.51%      3.30%
            2005                 0.60%    0.90%     10.42     10.50    1,170,182     12,366,549     0.98%      1.29%      2.67%
            2004                 0.60%    0.90%     10.29     10.40      683,485      7,144,156     2.90%      3.25%      2.31%
            2003  5/5/03         0.60%    0.90%     10.07     10.16      303,389      3,063,016     0.70%      1.64%      0.00%

FIDELITY VIP MID CAP SERVICE CLASS 2
            2007                 0.50%    0.90%     18.01     25.50    1,245,852     29,521,745    14.30%     14.76%      0.51%
            2006                 0.50%    0.90%     15.71     22.16    1,295,375     27,436,983    11.39%     11.73%      0.17%
            2005                 0.60%    0.90%     14.06     19.68    1,144,285     22,101,951    16.96%     17.31%      0.00%
            2004                 0.60%    0.90%     11.99     16.82      588,025      9,820,888    19.86%     23.54%      0.00%
            2003  5/7/03         0.60%    0.90%     13.62     13.64       86,905      1,183,699    36.17%     36.44%      0.00%

FTVIPT FRANKLIN SMALL CAP VALUE CLASS 2
            2007                 0.50%    0.90%     13.91     21.63    1,011,450     18,460,450    -3.25%     -2.87%      0.66%
            2006                 0.50%    0.90%     14.34     20.12    1,071,974     20,599,655    15.93%     16.28%      0.59%
            2005                 0.60%    0.90%     12.33     17.17      729,097     12,237,283     7.79%      8.12%      0.83%
            2004                 0.60%    0.90%     11.40     15.93      472,827      7,496,427    14.05%     22.63%      0.15%
            2003  5/8/03         0.60%    0.90%     12.99     13.01      145,404      1,888,867    29.87%     30.12%      0.03%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES
            2007                 0.90%    0.90%    $31.48    $31.48    2,539,641   $ 79,938,076    14.75%     14.75%      2.17%
            2006                 0.90%    0.90%     27.43     27.43    2,832,931     77,706,982    20.60%     20.60%      1.40%
            2005                 0.90%    0.90%     22.74     22.74    3,077,279     69,988,815     9.49%      9.49%      1.29%
            2004                 0.90%    0.90%     20.77     20.77    3,452,074     71,703,238    17.81%     17.81%      1.17%
            2003                 0.90%    0.90%     17.63     17.63    3,450,017     60,831,174    31.37%     31.37%      1.88%

FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2007                 0.50%    0.60%     15.47     27.10    1,578,677     25,248,937    14.77%     14.88%      1.97%
            2006                 0.50%    0.60%     13.48     15.19    1,520,732     20,892,934    20.72%     20.72%      1.35%
            2005                 0.60%    0.60%     11.17     12.58    1,772,889     19,960,894     9.51%      9.51%      1.18%
            2004                 0.60%    0.60%     10.20     11.49    1,379,373     14,098,192    17.82%     17.82%      1.09%
            2003                 0.60%    0.60%      8.66      8.66    1,090,662      9,439,502   -31.42%     31.42%      1.66%

GOLDMAN SACHS VIT CAPITAL GROWTH
            2007                 0.50%    0.90%      9.92     24.58      596,784      6,404,271     9.14%      9.58%      0.20%
            2006                 0.50%    0.90%      9.09     11.90      541,217      5,214,997     7.58%      7.91%      0.14%
            2005                 0.60%    0.90%      8.45     11.03      461,062      4,041,269     2.02%      2.33%      0.18%
            2004                 0.60%    0.90%      8.28     10.77      280,319      2,370,892     7.77%      8.11%      0.86%
            2003  12/19/03       0.60%    0.90%      7.66      7.83      221,131      1,710,231     2.21%      2.22%      0.00%

JPVF BALANCED
            2006                 0.50%    0.90%     12.93     31.17    2,596,257     58,109,898    13.27%     13.61%      2.28%
            2005                 0.60%    0.90%     11.38     27.52    2,588,792     52,806,270     4.43%      4.74%      2.21%
            2004                 0.60%    0.90%     10.87     26.35    2,713,410     55,033,441     8.63%      8.68%      1.74%
            2003                 0.60%    0.90%     10.14     24.26    2,883,654     53,834,454    13.02%     13.35%      2.22%

JPVF GROWTH
            2006                 0.50%    0.90%      7.45     18.50    2,570,798     31,367,949     8.11%      8.44%      0.34%
            2005                 0.60%    0.90%      6.87     17.11    2,758,008     31,729,416    12.93%     13.27%      0.00%
            2004                 0.60%    0.90%      6.06     15.15    2,923,050     30,419,075    10.83%     11.16%      0.00%
            2003                 0.60%    0.90%      5.46     13.67    3,077,588     30,198,120    29.68%     30.07%      0.00%

JPVF HIGH YIELD BOND
            2006                 0.50%    0.90%     11.54     13.82    1,167,122     15,999,314     9.34%      9.67%      7.15%
            2005                 0.60%    0.90%     10.52     12.64    1,213,241     15,224,002     0.84%      1.14%      6.74%
            2004                 0.60%    0.90%     10.40     12.54    1,338,115     16,678,741     4.00%      8.08%      6.59%
            2003                 0.60%    0.90%     11.34     11.60    1,291,037     14,902,632    18.45%     18.80%      5.71%

JPVF MONEY MARKET
            2006                 0.50%    0.90%     10.65     21.66    3,370,417     52,658,083     3.69%      4.00%      2.37%
            2005                 0.60%    0.90%     10.24     19.68    2,866,877     40,853,807     1.81%      2.11%      0.70%
            2004                 0.60%    0.90%     10.02     19.33    2,822,991     39,988,097    -0.12%      0.26%      0.72%
            2003                 0.60%    0.90%     10.69     19.36    2,731,516     40,150,581    -0.31%     -0.01%      1.31%

LINCOLN VIPT CAPITAL GROWTH
            2007                 0.50%    0.90%      7.65     46.10    5,195,590    153,492,724    15.71%     16.18%      0.10%
            2006                 0.50%    0.90%      6.59     39.84    5,627,722    144,660,603     3.85%      4.17%      0.00%
            2005                 0.60%    0.90%      6.33     38.36    5,965,607    150,604,536     3.84%      4.15%      0.13%
            2004                 0.60%    0.90%      6.08     36.94    6,433,343    161,378,964     8.49%      8.82%      0.00%
            2003                 0.60%    0.90%      5.59     34.06    6,702,718    160,830,914    25.84%     26.22%      0.00%

LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2007  4/27/07        0.50%    0.90%     12.38     23.20    1,187,595     17,418,791     2.77%      3.05%      4.67%

LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2007  4/27/07        0.50%    0.90%      7.88     23.61    2,439,160     30,935,257    -1.35%     -1.08%      0.94%

LINCOLN VIPT DELAWARE MANAGED SERVICE CLASS
            2007  4/27/07        0.50%    0.90%     13.48     32.38    2,562,975     59,343,490    -1.14%     -0.87%      2.13%

LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
            2007                 0.50%    0.90%     12.43     29.47    3,581,380     59,200,345    19.47%     19.95%      0.75%
            2006                 0.50%    0.90%     10.37     17.04    4,393,541     58,302,419    22.85%     23.22%      0.07%
            2005                 0.60%    0.90%      8.42     12.77    3,677,653     41,499,773    18.39%     18.74%      0.53%
            2004                 0.60%    0.90%      7.09     10.79    3,445,009     32,996,324    15.96%     16.32%      0.26%
            2003                 0.60%    0.90%      6.09      9.30    3,209,651     26,783,350    30.20%     30.59%      1.22%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MFS VALUE
            2007                 0.50%    0.90%    $14.89    $46.68     2,220,838  $ 73,966,745     6.72%      7.15%     0.97%
            2006                 0.50%    0.90%     13.91     43.74     2,362,768    74,758,068    18.58%     18.94%     1.20%
            2005                 0.60%    0.90%     11.70     36.88     2,542,666    69,779,262     7.02%      7.34%     1.24%
            2004                 0.60%    0.90%     10.90     34.46     2,637,387    69,609,453     8.98%     10.85%     0.96%
            2003                 0.60%    0.90%     10.84     31.09     2,789,890    68,334,841    27.03%     27.41%     0.84%

LINCOLN VIPT MID-CAP GROWTH
            2007                 0.50%    0.90%     13.81     27.02     1,250,745    17,657,435    23.55%     24.05%     0.00%
            2006                 0.50%    0.90%     11.18     14.54     1,056,346    12,016,226     5.76%      6.08%     0.00%
            2005                 0.60%    0.90%     10.57     13.71     1,246,272    13,301,880    11.27%     11.60%     0.00%
            2004                 0.60%    0.90%      9.50      9.75     1,242,151    11,881,089    10.84%     11.17%     0.00%
            2003                 0.60%    0.90%      8.57      8.77     1,598,155    13,757,607    48.25%     48.70%     0.00%

LINCOLN VIPT MID-CAP VALUE
            2007                 0.50%    0.90%     14.30     23.22     1,647,839    28,824,948     0.72%      1.12%     0.32%
            2006                 0.50%    0.90%     14.15     17.72     1,672,078    29,119,707    16.63%     16.98%     0.00%
            2005                 0.60%    0.90%     12.10     14.98     1,705,660    25,515,338     9.03%      9.36%     0.00%
            2004                 0.60%    0.90%     11.06     13.74     1,805,126    24,809,053    10.62%     14.77%     0.00%
            2003                 0.60%    0.90%     11.97     12.03     1,918,262    22,988,281    41.86%     42.28%     0.00%

LINCOLN VIPT MONEY MARKET
            2007  4/27/07        0.50%    0.90%     11.11     22.59     3,170,784    49,012,415     2.70%      2.98%     3.28%

LINCOLN VIPT S&P 500 INDEX
            2007                 0.50%    0.90%     10.61     24.10    12,569,927   198,381,424     4.29%      4.71%     1.08%
            2006                 0.50%    0.90%     10.14     22.68    12,734,823   194,441,493    14.48%     14.83%     1.57%
            2005                 0.60%    0.90%      8.83     19.81    14,419,597   190,426,869     3.76%      4.07%     1.65%
            2004                 0.60%    0.90%      8.49     19.09    14,554,731   189,867,113     9.56%      9.89%     1.21%
            2003                 0.60%    0.90%      7.72     17.42    13,907,611   170,963,193    27.15%     27.53%     1.22%

LINCOLN VIPT SMALL-CAP INDEX
            2007                 0.50%    0.90%     11.71     47.34     1,722,258    61,433,490     3.24%      3.66%     0.60%
            2006                 0.50%    0.90%     11.30     45.72     1,865,446    65,241,693    12.06%     12.40%     0.00%
            2005                 0.60%    0.90%     10.06     38.45     2,024,088    64,619,142    10.96%     11.30%     0.00%
            2004                 0.60%    0.90%      9.04     34.65     2,153,002    62,507,310     5.26%      5.57%     0.00%
            2003                 0.60%    0.90%      8.56     32.92     2,365,225    67,002,198    39.07%     39.49%     0.00%

LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
            2007                 0.50%    0.90%      6.93     26.11     3,988,453    75,036,581     7.96%      8.28%     0.26%
            2006                 0.60%    0.90%      6.40     24.19     4,393,834    76,217,434    12.31%     12.65%     0.23%
            2005                 0.60%    0.90%      5.68     21.54     4,769,545    74,021,578     5.34%      5.66%     0.48%
            2004                 0.60%    0.90%      5.38     20.44     5,094,789    77,440,247     8.68%      9.01%     0.00%
            2003                 0.60%    0.90%      4.93     18.81     5,225,491    75,404,405    30.82%     31.21%     0.00%

LINCOLN VIPT TEMPLETON GROWTH
            2007                 0.50%    0.90%     16.79     91.35     2,750,464   149,446,886     7.05%      7.48%     1.65%
            2006                 0.50%    0.90%     15.63     85.09     3,148,857   155,134,132    25.00%     25.37%     1.37%
            2005                 0.60%    0.90%     12.47     64.20     2,649,649   122,761,699     7.91%      8.23%     1.44%
            2004                 0.60%    0.90%     11.52     59.49     2,520,072   118,519,113    15.22%     17.50%     1.12%
            2003                 0.60%    0.90%      9.96     50.63     2,544,016   107,195,809    32.89%     33.29%     1.90%

LINCOLN VIPT VALUE OPPORTUNITIES
            2007                 0.50%    0.90%     12.51     22.75     1,149,343    19,689,351     0.89%      1.29%     0.58%
            2006                 0.50%    0.90%     12.36     17.43     1,270,288    21,667,806     9.28%      9.61%     0.00%
            2005                 0.60%    0.90%     11.28     15.95     1,670,800    26,123,385     4.16%      4.48%     0.00%
            2004                 0.60%    0.90%     10.79     15.31     1,806,777    27,222,102     7.92%     18.70%     0.00%
            2003                 0.60%    0.90%     12.35     12.90     1,779,518    22,667,575    34.57%     34.98%     0.00%

MFS VIT RESEARCH
            2007                 0.60%    0.90%     10.01     15.59     1,324,877    17,788,851    12.19%     12.53%     0.69%
            2006                 0.60%    0.90%      8.89     13.89     1,434,025    17,192,493     9.48%      9.81%     0.52%
            2005                 0.60%    0.90%      8.10     12.69     1,567,859    17,304,622     6.84%      7.16%     0.48%
            2004                 0.60%    0.90%      7.56     11.88     1,678,001    17,528,479    14.81%     15.16%     1.08%
            2003                 0.60%    0.90%      6.56     10.35     1,829,539    16,793,124    23.59%     23.96%     0.67%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES
            2007                 0.50%    0.90%    $19.45    $31.94    2,100,236   $54,163,436    26.75%     27.26%      0.95%
            2006                 0.50%    0.90%     15.30     25.04    2,042,056    41,798,558    30.08%     30.48%      1.94%
            2005                 0.60%    0.90%     11.73     19.25    1,958,915    31,217,103    15.79%     16.14%      0.57%
            2004                 0.60%    0.90%     10.10     16.62    1,860,061    25,854,073    29.03%     29.42%      1.38%
            2003                 0.60%    0.90%      7.80     12.88    1,741,217    18,681,443    34.68%     35.08%      2.22%

PIMCO VIT OPCAP TOTAL RETURN
            2007                 0.50%    0.90%     11.89     33.03    6,109,128    84,599,684     7.79%      8.22%      4.80%
            2006                 0.50%    0.90%     11.00     30.55    7,107,728    91,513,368     2.92%      3.23%      4.43%
            2005                 0.60%    0.90%     10.65     12.55    6,828,258    85,617,082     1.54%      1.84%      3.43%
            2004                 0.60%    0.90%     10.46     12.36    6,237,898    77,202,648     3.95%      4.61%      1.89%
            2003                 0.60%    0.90%     11.89     27.87    6,026,359    71,744,808     4.10%      4.42%      2.87%

PROFUND VP ASIA 30
            2007                 0.50%    0.90%     23.74     39.49      722,643    18,934,245    46.42%     47.01%      0.08%
            2006                 0.50%    0.90%     16.17     19.23      488,882     8,731,224    38.04%     38.45%      0.46%
            2005                 0.60%    0.90%     11.68     12.66      364,331     4,702,834    16.77%     18.44%      0.23%
            2004  5/4/04         0.60%    0.90%     10.69     11.69       53,120       588,332     6.87%     16.94%      0.62%

PROFUND VP EUROPE 30
            2007                 0.50%    0.90%     15.41     26.26      284,519     4,639,556    13.55%     14.01%      2.24%
            2006                 0.50%    0.90%     13.57     14.40      172,436     2,394,622    16.45%     16.80%      0.40%
            2005                 0.60%    0.90%     11.65     12.33      110,327     1,312,058     7.12%      7.44%      0.17%
            2004  5/17/04        0.60%    0.90%     10.87     11.48       28,777       318,019     8.76%     14.76%      0.20%

PROFUND VP FINANCIALS
            2007                 0.50%    0.90%     10.90     18.74      284,078     3,200,142   -19.84%    -19.52%      1.39%
            2006                 0.50%    0.90%     13.56     14.51      293,433     4,110,943    16.30%     16.65%      0.55%
            2005                 0.60%    0.90%     11.63     11.99      269,578     3,245,682     3.06%      3.36%      0.86%
            2004                 0.60%    0.90%     11.00     11.64      266,112     3,107,729     9.35%     12.46%      0.27%
            2003                 0.60%    0.90%     10.64     10.97      262,484     2,798,636    27.83%     28.21%      0.22%

PROFUND VP HEALTH CARE
            2007                 0.50%    0.90%     11.76     12.18      273,263     3,229,153     5.63%      5.94%      0.00%
            2006                 0.60%    0.90%     11.13     11.50      255,909     2,859,399     4.30%      4.62%      0.00%
            2005                 0.60%    0.90%     10.67     10.99      279,327     2,991,703     5.07%      5.39%      0.00%
            2004                 0.60%    0.90%     10.16     10.43      250,861     2,550,549     1.44%      4.27%      0.00%
            2003                 0.60%    0.90%     10.01     10.04      167,771     1,680,596    16.37%     16.72%      0.00%

PROFUND VP LARGE-CAP GROWTH
            2007                 0.50%    0.90%     11.94     12.48       46,536       559,901     6.00%      6.32%      0.00%
            2006                 0.60%    0.90%     11.25     11.74       81,404       920,226     8.08%      8.41%      0.00%
            2005                 0.60%    0.90%     10.38     10.43       37,180       388,232     0.03%      3.76%      0.00%
            2004  6/1/04         0.60%    0.90%     10.42     11.80       38,027       396,371     4.23%      7.93%      0.00%

PROFUND VP LARGE-CAP VALUE
            2007                 0.50%    0.90%     12.02     23.00       76,970     1,024,450    -0.75%     -0.35%      0.44%
            2006                 0.50%    0.90%     12.07     13.79      309,626     4,133,279    17.60%     17.96%      0.20%
            2005                 0.60%    0.90%     10.33     11.35       68,804       781,656     2.11%      2.33%      0.00%
            2004  5/21/04        0.60%    0.90%     10.43     11.11       32,541       362,056     4.16%     11.14%      0.00%

PROFUND VP RISING RATES OPPORTUNITY
            2007                 0.50%    0.90%      8.12      8.54      141,118     1,169,181    -6.05%     -5.76%      5.48%
            2006                 0.60%    0.90%      8.62      9.07      161,498     1,419,492     9.16%      9.49%      1.73%
            2005                 0.60%    0.90%      7.87      8.02      194,432     1,563,064    -8.72%     -8.44%      0.00%
            2004  5/3/04         0.60%    0.90%      8.60      8.78      192,133     1,684,328   -14.01%    -12.20%      0.00%

PROFUND VP SMALL-CAP GROWTH
            2007                 0.50%    0.90%     13.11     13.70      167,237     2,253,292     3.13%      3.44%      0.00%
            2006                 0.60%    0.90%     12.68     13.24      159,229     2,076,297     7.68%      8.00%      0.00%
            2005                 0.60%    0.90%     11.74     12.14      168,112     2,038,466     6.58%      6.90%      0.00%
            2004  6/1/04         0.60%    0.90%     10.97     11.39      191,111     2,175,777     9.81%     13.87%      0.00%

PROFUND VP SMALL-CAP VALUE
            2007                 0.50%    0.90%     12.77     13.70       72,549       964,677    -8.05%     -7.78%      0.00%
            2006                 0.60%    0.90%     13.84     14.85      100,998     1,456,524    16.38%     16.73%      0.00%
            2005                 0.60%    0.90%     11.86     12.38       56,734       703,315     3.07%      3.38%      0.00%
            2004  5/7/04         0.60%    0.90%     11.51     12.01      290,523     3,490,953    14.71%     20.14%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
            2007                 0.50%    0.90%    $12.32    $14.00      541,333   $ 6,772,140    13.39%     13.73%      0.00%
            2006                 0.60%    0.90%     10.87     12.31      311,595     3,470,219     7.10%      7.42%      0.00%
            2005                 0.60%    0.90%     10.15     11.46      392,990     4,088,818     0.32%      0.62%      0.37%
            2004                 0.60%    0.90%     10.11     11.38      410,180     4,204,610    -1.32%     13.88%      0.00%
            2003                 0.60%    0.90%     10.25     11.08      852,445     8,780,213    44.66%     45.10%      0.00%

PROFUND VP U.S. GOVERNMENT PLUS
            2007                 0.50%    0.90%     12.20     12.78      216,094     2,730,547     9.17%      9.50%      3.50%
            2006                 0.60%    0.90%     11.14     11.67      119,352     1,374,747    -5.38%     -5.09%      3.51%
            2005                 0.60%    0.90%     11.74     12.18       70,737       858,525     8.06%      8.38%      2.26%
            2004  5/24/04        0.60%    0.90%     10.82     11.27       18,442       207,093     8.29%     12.70%      0.81%

T. ROWE PRICE MID-CAP GROWTH CLASS II
            2007                 0.60%    0.90%     17.62     18.03      342,757     6,095,317    16.17%     16.52%      0.00%
            2006                 0.60%    0.90%     15.17     15.47      411,700     6,294,179     5.43%      5.74%      0.00%
            2005                 0.60%    0.90%     14.39     14.63      689,242    10,010,011    13.41%     13.75%      0.00%
            2004                 0.60%    0.90%     12.68     12.86      825,920    10,534,991    16.99%     17.35%      0.00%
            2003                 0.60%    0.90%     10.84     10.96    1,097,323    11,932,903    36.86%     37.27%      0.00%

VANGUARD VIF MID-CAP INDEX
            2007                 0.50%    0.90%     15.49     23.88    1,532,276    25,877,365     5.19%      5.61%      1.26%
            2006                 0.50%    0.90%     14.68     16.33    1,641,076    26,381,327    12.73%     13.07%      1.00%
            2005                 0.60%    0.90%     12.99     14.24    1,432,324    20,419,866    12.96%     13.29%      1.00%
            2004                 0.60%    0.90%     11.46     12.61    1,405,663    17,761,341    14.63%     19.24%      0.87%
            2003                 0.60%    0.90%     10.57     10.66      830,796     8,804,526    32.86%     33.26%      0.70%

VANGUARD VIF REIT INDEX
            2007                 0.50%    0.90%     15.18     20.45    1,378,111    26,667,394   -17.35%    -17.02%      2.05%
            2006                 0.50%    0.90%     18.31     24.28    1,606,001    37,809,813    33.72%     34.12%      2.16%
            2005                 0.60%    0.90%     13.65     17.92    1,514,183    26,924,293    10.84%     11.17%      2.68%
            2004                 0.60%    0.90%     12.28     16.17    1,401,912    22,658,036    22.80%     29.34%      2.47%
            2003                 0.60%    0.90%     12.50     12.55    1,050,237    13,139,407    34.27%     34.67%      3.48%

VANGUARD VIF SMALL COMPANY GROWTH
            2007                 0.50%    0.90%     13.32     14.74    1,136,860    16,441,561     2.84%      3.15%      0.54%
            2006                 0.60%    0.90%     12.91     14.29    1,311,819    18,484,539     9.22%      9.55%      0.38%
            2005                 0.60%    0.90%     11.79     12.94    1,312,170    16,991,378     5.31%      5.63%      0.00%
            2004                 0.60%    0.90%     11.16     12.28    1,150,172    14,144,688    11.60%     14.26%      0.08%
            2003                 0.60%    0.90%     10.75     10.77      958,355    10,306,597    39.81%     40.23%      0.01%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                         AGGREGATE     AGGREGATE
                                                          COST OF      PROCEEDS
SUBACCOUNT                                               PURCHASES    FROM SALES
---------------------------------------------------------------------------------
American Century VP International                       $10,887,717   $ 8,491,098
American Century VP Value Class 2                         5,442,729     6,179,159
American Funds Growth Class 2                            17,995,815     9,507,404
American Funds Growth-Income Class 2                     10,695,704    12,749,713
Delaware VIPT High Yield                                    860,867       186,308
DWS VIP Small Cap Index Service Class                     4,454,768     3,010,409
Fidelity VIP Contrafund                                  40,139,126    18,911,823
Fidelity VIP Equity-Income                               10,756,152    11,172,803
Fidelity VIP Growth                                       9,971,079     8,722,781
Fidelity VIP High Income                                     44,051        68,309
Fidelity VIP Investment Grade Bond Service Class 2        7,512,707     1,931,031
Fidelity VIP Mid Cap Service Class 2                     13,897,512    12,907,509
FTVIPT Franklin Small Cap Value Class 2                   6,678,498     6,910,387
FTVIPT Templeton Foreign Securities                       7,592,743    11,760,518
FTVIPT Templeton Foreign Securities Class 2               5,022,746     2,479,215
Goldman Sachs VIT Capital Growth                          2,230,964     1,566,829
JPVF Balanced                                             3,697,707    64,986,297
JPVF Growth                                                 317,350    33,980,121
JPVF High Yield Bond                                      1,421,088    18,179,868
JPVF Money Market                                        25,204,940    70,656,971
Lincoln VIPT Capital Growth                               2,382,225    16,382,128
Lincoln VIPT Delaware Bond Service Class                 20,534,237     2,891,802
Lincoln VIPT Delaware Growth and Income Service Class    33,939,882     2,500,469
Lincoln VIPT Delaware Managed Service Class              69,110,678     6,780,350
Lincoln VIPT Marsico International Growth                 7,057,308    16,325,223
Lincoln VIPT MFS Value                                    2,667,198     8,480,354
Lincoln VIPT Mid-Cap Growth                               8,043,113     5,484,946
Lincoln VIPT Mid-Cap Value                                6,293,389     7,062,353
Lincoln VIPT Money Market                                83,767,295    35,035,615
Lincoln VIPT S&P 500 Index                               14,767,725    19,254,258
Lincoln VIPT Small-Cap Index                              4,906,933    11,412,885
Lincoln VIPT T. Rowe Price Growth Stock                   1,313,485     8,866,366
Lincoln VIPT Templeton Growth                             9,782,800    25,077,533
Lincoln VIPT Value Opportunities                          1,244,041     3,894,711
MFS VIT Research                                            539,755     2,026,895
MFS VIT Utilities                                        13,516,424    10,401,349
PIMCO VIT OPCAP Total Return                             13,176,648    22,981,382
ProFund VP Asia 30                                       12,777,808     6,703,827
ProFund VP Europe 30                                      6,521,116     4,531,059
ProFund VP Financials                                       929,825     1,101,214
ProFund VP Health Care                                    4,015,100     3,778,187
ProFund VP Large-Cap Growth                                 459,882       848,687
ProFund VP Large-Cap Value                                2,402,938     5,404,100
ProFund VP Rising Rates Opportunity                         379,317       495,412
ProFund VP Small-Cap Growth                               1,135,642       660,497
ProFund VP Small-Cap Value                                  618,639     2,425,030
ProFund VP Technology                                     4,786,063     1,839,172
ProFund VP U.S. Government Plus                           2,844,217     1,630,368
T. Rowe Price Mid-Cap Growth Class II                     1,092,730     1,679,718
Vanguard VIF Mid-Cap Index                                9,539,209     8,708,228
Vanguard VIF REIT Index                                  11,477,660    13,167,390
Vanguard VIF Small Company Growth                         4,304,036     5,301,930

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                       NET
                                                          SHARES      ASSET    FAIR VALUE
SUBACCOUNT                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------------------------------------------------------
American Century VP International                        2,074,523   $11.86   $ 24,603,839    $ 18,412,713
American Century VP Value Class 2                        1,611,504     7.46     12,021,824      12,868,664
American Funds Growth Class 2                              828,127    66.72     55,252,610      46,423,915
American Funds Growth-Income Class 2                       947,706    42.26     40,050,057      35,784,371
Delaware VIPT High Yield                                   111,674     5.95        664,459         670,911
DWS VIP Small Cap Index Service Class                    1,060,562    14.70     15,590,261      14,320,043
Fidelity VIP Contrafund                                  4,520,693    27.90    126,127,342     115,914,059
Fidelity VIP Equity-Income                               2,101,406    23.91     50,244,615      49,880,630
Fidelity VIP Growth                                      1,243,104    45.12     56,088,836      47,242,173
Fidelity VIP High Income                                    86,789     5.98        519,000         794,410
Fidelity VIP Investment Grade Bond Service Class 2       1,858,788    12.54     23,309,204      23,181,631
Fidelity VIP Mid Cap Service Class 2                       830,542    35.63     29,592,224      26,777,027
FTVIPT Franklin Small Cap Value Class 2                  1,079,565    17.10     18,460,564      18,352,232
FTVIPT Templeton Foreign Securities                      3,885,087    20.58     79,955,097      60,925,421
FTVIPT Templeton Foreign Securities Class 2              1,246,803    20.25     25,247,757      17,810,740
Goldman Sachs VIT Capital Growth                           502,533    12.73      6,397,244       5,432,446
Lincoln VIPT Capital Growth                              5,578,425    27.51    153,468,051     128,827,139
Lincoln VIPT Delaware Bond Service Class                 1,374,264    12.68     17,420,175      17,637,595
Lincoln VIPT Delaware Growth and Income Service Class      840,547    36.80     30,935,508      31,474,364
Lincoln VIPT Delaware Managed Service Class              3,510,890    16.90     59,330,522      62,257,737
Lincoln VIPT Marsico International Growth                3,275,706    18.07     59,198,551      36,819,783
Lincoln VIPT MFS Value                                   2,798,125    26.42     73,932,067      53,409,916
Lincoln VIPT Mid-Cap Growth                              1,249,978    14.13     17,655,940      13,686,776
Lincoln VIPT Mid-Cap Value                               1,965,803    14.66     28,816,705      24,199,084
Lincoln VIPT Money Market                                4,873,168    10.00     48,731,680      48,731,680
Lincoln VIPT S&P 500 Index                              19,225,736    10.32    198,371,140     165,418,916
Lincoln VIPT Small-Cap Index                             3,216,978    19.10     61,431,417      51,426,713
Lincoln VIPT T. Rowe Price Growth Stock                  4,096,616    18.32     75,029,519      80,123,590
Lincoln VIPT Templeton Growth                            4,496,110    33.23    149,419,224     103,029,305
Lincoln VIPT Value Opportunities                         1,342,733    14.66     19,684,467      16,831,128
MFS VIT Research                                           876,930    20.28     17,784,143      15,523,818
MFS VIT Utilities                                        1,570,287    34.48     54,143,503      36,076,089
PIMCO VIT OPCAP Total Return                             8,063,901    10.49     84,590,318      82,691,342
ProFund VP Asia 30                                         208,816    90.97     18,996,018      14,424,347
ProFund VP Europe 30                                       130,511    35.53      4,637,065       4,358,195
ProFund VP Financials                                       98,748    32.38      3,197,477       3,437,255
ProFund VP Health Care                                     103,132    31.42      3,240,408       3,052,907
ProFund VP Large-Cap Growth                                 15,533    36.02        559,494         525,301
ProFund VP Large-Cap Value                                  27,352    37.43      1,023,773       1,089,965
ProFund VP Rising Rates Opportunity                         63,080    18.52      1,168,241       1,306,306
ProFund VP Small-Cap Growth                                 79,388    28.38      2,253,029       2,770,789
ProFund VP Small-Cap Value                                  33,474    28.81        964,386       1,140,566
ProFund VP Technology                                      399,669    16.91      6,758,399       6,389,462
ProFund VP U.S. Government Plus                             85,451    32.10      2,742,962       2,585,702
T. Rowe Price Mid-Cap Growth Class II                      246,133    24.76      6,094,249       5,111,658
Vanguard VIF Mid-Cap Index                               1,392,170    18.58     25,866,522      23,035,751
Vanguard VIF REIT Index                                  1,409,198    18.92     26,662,023      27,752,258
Vanguard VIF Small Company Growth                          905,954    18.15     16,443,063      16,432,184

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                          UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
American Century VP International                         911,845     (662,979)      248,866
American Century VP Value Class 2                         358,000     (473,506)     (115,506)
American Funds Growth Class 2                           1,085,752     (801,563)      284,189
American Funds Growth-Income Class 2                      771,343     (951,957)     (180,614)
Delaware VIPT High Yield                                   90,652      (22,463)       68,189
DWS VIP Small Cap Index Service Class                     325,212     (296,008)       29,204
Fidelity VIP Contrafund                                   881,829   (1,338,972)     (457,143)
Fidelity VIP Equity-Income                                612,152     (704,921)      (92,769)
Fidelity VIP Growth                                     1,076,617   (1,038,823)       37,794
Fidelity VIP High Income                                       96       (4,680)       (4,584)
Fidelity VIP Investment Grade Bond Service Class 2        794,361     (385,442)      408,919
Fidelity VIP Mid Cap Service Class 2                      620,921     (670,444)      (49,523)
FTVIPT Franklin Small Cap Value Class 2                   377,124     (437,648)      (60,524)
FTVIPT Templeton Foreign Securities                       282,549     (575,839)     (293,290)
FTVIPT Templeton Foreign Securities Class 2               395,027     (337,082)       57,945
Goldman Sachs VIT Capital Growth                          281,379     (225,812)       55,567
JPVF Balanced                                             274,694   (2,870,951)   (2,596,257)
JPVF Growth                                               125,240   (2,696,038)   (2,570,798)
JPVF High Yield Bond                                      134,597   (1,301,719)   (1,167,122)
JPVF Money Market                                       1,154,823   (4,525,240)   (3,370,417)
Lincoln VIPT Capital Growth                               698,387   (1,130,519)     (432,132)
Lincoln VIPT Delaware Bond Service Class                1,454,883     (267,288)    1,187,595
Lincoln VIPT Delaware Growth and Income Service Class   2,763,627     (324,467)    2,439,160
Lincoln VIPT Delaware Managed Service Class             3,028,212     (465,237)    2,562,975
Lincoln VIPT Marsico International Growth                 771,401   (1,583,562)     (812,161)
Lincoln VIPT MFS Value                                    278,408     (420,338)     (141,930)
Lincoln VIPT Mid-Cap Growth                               711,914     (517,515)      194,399
Lincoln VIPT Mid-Cap Value                                478,998     (503,237)      (24,239)
Lincoln VIPT Money Market                               5,691,891   (2,521,107)    3,170,784
Lincoln VIPT S&P 500 Index                              1,962,553   (2,127,449)     (164,896)
Lincoln VIPT Small-Cap Index                              309,701     (452,889)     (143,188)
Lincoln VIPT T. Rowe Price Growth Stock                   504,356     (909,737)     (405,381)
Lincoln VIPT Templeton Growth                             579,240     (977,633)     (398,393)
Lincoln VIPT Value Opportunities                          175,573     (296,518)     (120,945)
MFS VIT Research                                          155,274     (264,422)     (109,148)
MFS VIT Utilities                                         619,630     (561,450)       58,180
PIMCO VIT OPCAP Total Return                            1,429,348   (2,427,948)     (998,600)
ProFund VP Asia 30                                        641,338     (407,577)      233,761
ProFund VP Europe 30                                      457,491     (345,408)      112,083
ProFund VP Financials                                      85,322      (94,677)       (9,355)
ProFund VP Health Care                                    369,645     (352,291)       17,354
ProFund VP Large-Cap Growth                                41,387      (76,255)      (34,868)
ProFund VP Large-Cap Value                                167,157     (399,813)     (232,656)
ProFund VP Rising Rates Opportunity                        41,876      (62,256)      (20,380)
ProFund VP Small-Cap Growth                                67,862      (59,854)        8,008
ProFund VP Small-Cap Value                                 35,821      (64,270)      (28,449)
ProFund VP Technology                                     413,095     (183,357)      229,738
ProFund VP U.S. Government Plus                           247,438     (150,696)       96,742
T. Rowe Price Mid-Cap Growth Class II                      51,509     (120,452)      (68,943)
Vanguard VIF Mid-Cap Index                                523,445     (632,245)     (108,800)
Vanguard VIF REIT Index                                   573,091     (800,981)     (227,890)
Vanguard VIF Small Company Growth                         286,117     (461,076)     (174,959)

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                          UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
American Century VP International                         779,534     (911,815)     (132,281)
American Century VP Value Class 2                         561,861     (288,122)      273,739
American Funds Growth Class 2                           1,165,690     (898,844)      266,846
American Funds Growth-Income Class 2                    1,248,018     (597,169)      650,849
DWS VIP Small Cap Index Service Class                     409,742     (295,850)      113,892
Fidelity VIP Contrafund                                 1,672,891   (1,431,116)      241,775
Fidelity VIP Equity-Income                                959,698   (1,228,449)     (268,751)
Fidelity VIP Growth                                       731,772   (1,005,435)     (273,663)
Fidelity VIP High Income                                       38       (7,655)       (7,617)
Fidelity VIP Investment Grade Bond Service Class 2        810,809     (370,866)      439,943
Fidelity VIP Mid Cap Service Class 2                      916,077     (764,987)      151,090
FTVIPT Franklin Small Cap Value Class 2                   629,588     (286,711)      342,877
FTVIPT Templeton Foreign Securities                       473,593     (717,941)     (244,348)
FTVIPT Templeton Foreign Securities Class 2               642,127     (894,284)     (252,157)
Goldman Sachs VIT Capital Growth                          259,988     (179,833)       80,155
JPVF Balanced                                             670,978     (663,513)        7,465
Lincoln VIPT Capital Growth                             1,038,797   (1,376,682)     (337,885)
JPVF Growth                                               507,884     (695,094)     (187,210)
JPVF High Yield Bond                                      391,658     (437,777)      (46,119)
Lincoln VIPT Marsico International Growth               2,288,345   (1,572,457)      715,888
Lincoln VIPT Mid-Cap Growth                               434,477     (624,403)     (189,926)
Lincoln VIPT Mid-Cap Value                                439,760     (473,342)      (33,582)
JPVF Money Market                                       4,642,099   (4,138,559)      503,540
Lincoln VIPT S&P 500 Index                              2,728,583   (4,413,357)   (1,684,774)
Lincoln VIPT Small-Cap Index                              497,555     (656,197)     (158,642)
Lincoln VIPT Value Opportunities                          340,637     (741,149)     (400,512)
Lincoln VIPT T. Rowe Price Growth Stock                   808,902   (1,184,613)     (375,711)
Lincoln VIPT MFS Value                                    449,555     (629,453)     (179,898)
Lincoln VIPT Templeton Growth                           1,157,047     (657,839)      499,208
MFS VIT Research                                          251,104     (384,938)     (133,834)
MFS VIT Utilities                                         825,038     (741,897)       83,141
PIMCO VIT OPCAP Total Return                            1,961,259   (1,681,789)      279,470
ProFund VP Asia 30                                        865,548     (740,997)      124,551
ProFund VP Europe 30                                      408,052     (345,943)       62,109
ProFund VP Financials                                     348,890     (325,035)       23,855
ProFund VP Health Care                                    106,347     (129,765)      (23,418)
ProFund VP Large-Cap Growth                                66,691      (22,467)       44,224
ProFund VP Large-Cap Value                                291,052      (50,230)      240,822
ProFund VP Rising Rates Opportunity                       110,745     (143,679)      (32,934)
ProFund VP Small-Cap Growth                               238,332     (247,215)       (8,883)
ProFund VP Small-Cap Value                                331,276     (287,012)       44,264
ProFund VP Technology                                     164,576     (245,971)      (81,395)
ProFund VP U.S. Government Plus                           125,767      (77,152)       48,615
T. Rowe Price Mid-Cap Growth Class II                     119,901     (397,443)     (277,542)
Vanguard VIF Mid-Cap Index                                713,824     (505,072)      208,752
Vanguard VIF REIT Index                                   885,342     (793,524)       91,818
Vanguard VIF Small Company Growth                         808,165     (808,516)         (351)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account JF-A at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

PART C

                                OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

(b) Not applicable.

(c) (i)    Underwriting Agreement between The Volunteer State Life Insurance
Company and Chubb Securities Corporation.Fn2

    (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

    (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn2

    (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1
    (v)    Schedule of Commissions. Fn11

(d) (i)    Specimen Policy.Fn11
    (ii)   Specimen Riders.

        (a)   Specimen Accelerated Benefits Rider. Fn3

        (b)   Specimen Accidental Death Benefit Rider. Fn3

        (c)   Specimen Automatic Increase Rider. Fn3

        (d)   Specimen Accelerated Benefits Rider. Fn3

        (e)   Specimen Guaranteed Death Benefit Rider. Fn3

        (f)   Specimen Guaranteed Insurability Option Rider. Fn3

        (g)   Specimen Supplemental Coverage Rider. Fn3

        (h)   Specimen Supplemental Coverage Rider. Fn3

        (i)   Specimen Spouse Term Insurance Rider. Fn3

        (j)   Specimen Disability Waiver of Monthly Deduction Benefit
                       Rider. Fn3

        (k)   Specimen Disability Waiver of Specified Premium Benefit
                        Rider. Fn3

        (l)   Children's Term Insurance Rider.Fn10

(e) Specimen Application. Fn3

(f) (i)    Amended and Restated Articles of Incorporation and Redomestication of
            Jefferson Pilot Financial Insurance Company.Fn8

    (ii)   By-Laws of Jefferson Pilot Financial Insurance Company.Fn8

(g) Reinsurance Agreement. Fn3

(h) Participation Agreements.

    (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation. Fn5

    (ii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot Financial Insurance Company. Fn3
    (iii) (a) Participation Agreement among Templeton Variable Products Series
               Fund, Franklin Templeton Distributors, Inc., and Chubb Life Insurance Company. Fn2

          (b) Addendum to the Participation Agreement. Fn13

          (c) Addendum to the Administrative Services Agreement. Fn13

    (iv) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America. Fn4

         (b)  Addendum to the Participation Agreement. Fn4

         (c)  Addendum to the Participation Agreement. Fn4

    (v) (a)   Participation Agreement among Variable Insurance Product Fund II,
               Fidelity Distributors Corporation, and Chubb Life Insurance Company of America. Fn4

         (b)  Addendum to the Participation Agreement. Fn4

         (c)  Addendum to the Participation Agreement. Fn4

    (vi) (a)  Participation Agreement by and among Goldman Sachs Variable
               Insurance Trust and Jefferson Pilot Financial Insurance Company. (fka Ayco Growth Fund) Fn7

         (b) Administrative Services Agreement by and among Goldman Sachs Variable Insurance Trust (fka Ayco Growth Fund), Goldman Sachs Asset Management, LP, (fka Mercer Allied Company L.P.) and Jefferson Pilot Financial Insurance Company. Fn7
    (vii) (a) Shareholder Services Agreement by and between Jefferson Pilot
               Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn9

           (b) Addendum to the Shareholder Services Agreement. Fn13

    (viii) (a) Participation Agreement between MFS Variable Insurance Trust,
                Chubb Life Insurance Company of America, and Massachusetts Financial Services Company. Fn2

         (b) Addendum to the Administrative Services Side Letter. Fn13

    (ix) (a)  Fund Participation Agreement by and among Deutsche Asset
               Management VIT Funds, Deutsche Asset Management, Inc.,
               Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company. Fn3

         (b)  Addendum to the Fund Participation Agreement. Fn13

    (x) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC. Fn7

        (b)   PIMCO Variable Insurance Trust Services Agreement. Fn3

    (xi) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors LLC. Fn3

    (xii) (a) Business Agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company. Fn3
          (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company. Fn3

(i) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York. Fn14


(j) Not Applicable.

(k) Legal Opinion. FN11

(l) Actuarial opinion and consent. FN11

(m) Sample calculation of items illustrated. FN11

(n) Consent of Independent Registered Accounting Firm. (Filed Herewith)

(o) Not Applicable.

(p) Not Applicable.

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii). Fn 12
----------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 dated April 19, 2000 (File No. 333-93367).

3. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 of JPF Separate Account A of Jefferson Pilot Financial Insurance Company dated April 24, 2003 (File No. 333-93337).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

8. Incorporated by reference to Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account II, filed August 1, 2000 (File No. 333-42742).

9. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 10, 2003 (File No. 333-93367).

10.Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 to
   Registrant's Registration Statement on Form S-6, filed April 29, 2003 (File No. 033-07734).
11.Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 to
   Registrant's Registration Statement on Form N-6, filed April 26, 2004
   (file No. 333-113050).

12.Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 to
   Registrant's Registration Statement on Form N-6, filed April 28, 2006 (file No. 333-113050)

13.Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to
   Registration Statement on Form N-6 (File No. 33-77496) filed on April 2,
   2007.

14.Incorporated by reference to Registration Statement on Form N-4
   (File No. 333-147673) filed on November 28, 2007.

15.Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 to Registration Statement on Form N-4 (File No. 333-61554) filed on December 18, 2007.

Item 27: DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list contains the officers and directors of The Lincoln National Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Flexible Premium Variable Life Account JF-A as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.



NAME                                          POSITIONS AND OFFICES WITH DEPOSITOR
----                                          ------------------------------------
Michael J. Burns*****                         Senior Vice President
Kelly D. Clevenger*                           Vice President
Frederick J. Crawford*                        Chief Financial Officer and Director
Christine S. Frederick***                     Vice President and Chief Compliance Officer
Dennis R. Glass****                           President and Director
Mark E. Konen*****                            Senior Vice President and Director
See Yeng Quek**                               Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                                Vice President and Director
Dennis L. Schoff****                          Senior Vice President and General Counsel
Rise' C.M. Taylor*                            Treasurer and Vice President
Westley V. Thompson***                        Senior Vice President and Director
C. Suzanne Womack****                         Secretary and Second Vice President



    * Principal business address is 1300 South Clinton Street, Fort Wayne, IN 46802
   ** Principal business address is Center Square West Tower, 1500 Market
      Street-Suite 3900, Philadelphia, PA 19102-2112
  *** Principal business address is 350 Church Street, Hartford, CT 06103 **** Principal business address is Radnor Financial Center, 150 Radnor
      Chester Road, Radnor, PA 19087
***** Principal business is 100 North Greene Street, Greensboro, NC 27401

Item 28: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System. (15)

Item 29. INDEMNIFICATION

The following provisions regarding indemnification are applicable:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

Item 30. PRINCIPAL UNDERWRITERS

(a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.



NAME                                POSITIONS AND OFFICES WITH UNDERWRITER
----                                --------------------------------------
Terrence Mullen*                    Chief Executive Officer, President and Director
David M. Kittredge*                 Senior Vice President
Randal J. Freitag*                  Vice President and Treasurer
Patrick J. Caulfield**              Vice President and Chief Compliance Officer
Frederick J. Crawford*              Director
Dennis R. Glass*                    Director
Keith J. Ryan***                    Vice President and Chief Financial Officer
Marilyn K. Ondecker***              Secretary



  * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
 ** Principal Business address is 350 Church Street, Hartford, CT 06103
*** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

Item 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life

Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained under the supervision of the Company by Mellon Bank, NA, Pittsburgh, PA 15258.

Item 32. MANAGEMENT SERVICES

Not Applicable

Item 33: FEE REPRESENTATION

The Lincoln National Life Insurance Company represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Lincoln Life Flexible Premium Variable Life Account JF-A, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 18th day of April, 2008.

(SEAL)                             LINCOLN LIFE FLEXIBLE PREMIUM
                                   VARIABLE LIFE ACCOUNT JF-A
                                     (Registrant)
                                   By: THE LINCOLN NATIONAL LIFE INSURANCE
                                       COMPANY (Depositor)


                                   By: /s/ Frederick C. Tedeschi
                                   -------------------------------------------


                                   Title:  Vice President
                                   -------------------------------------------

                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                   (Depositor)

                                   By: /s/ Frederick C. Tedeschi
                                       ---------------------------------------


                                   Title: Vice President
                                          ------------------------------------

ATTEST:
/s/ Frederick C. Tedeschi
--------------------------------
Frederick C. Tedeschi
Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



SIGNATURE                        TITLE
---------                        -----
/s/ Dennis R. Glass *
------------------------------   President and Director
Dennis R. Glass                  (Principal Executive Officer)

/s/ Frederick J. Crawford *
------------------------------   Senior Vice President, Chief Financial Officer and
Frederick J. Crawford            Director (Principal Financial Officer)

/s/ Michael J. Burns *
------------------------------   Senior Vice President
Michael J. Burns

/s/ Mark E. Konen *
------------------------------   Senior Vice President and Director
Mark E. Konen

/s/ See Yeng Quek *
------------------------------   Senior Vice President, Chief Investment Officer and
See Yeng Quek                    Director

/s/ Keith J. Ryan *
------------------------------   Vice President and Director
Keith J. Ryan

/s/ Westley V. Thompson *
------------------------------   Senior Vice President and Director
Westley V. Thompson



*By /s/ Frederick C. Tedeschi
--------------------------------------
        Frederick C. Tedeschi, Attorney-in-Fact
        April 18, 2008

                                 POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, Kristen M. Phillips, Robert L. Grubka, Brian A. Kroll, Lawrence A. Samplatsky and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J: 033-06434; 033-76434 Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482;
333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270 VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208
Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                        TITLE
---------                        -----
/s/ Dennis R. Glass
------------------------------   President and Director
Dennis R. Glass                  (Principal Executive Officer)

/s/ Frederick J. Crawford
------------------------------   Senior Vice President, Chief Financial Officer and
Frederick J. Crawford            Director(Principal Financial Officer)

/s/ Michael J. Burns
------------------------------   Senior Vice President
Michael J. Burns

/s/ Mark E. Konen
------------------------------   Senior Vice President and Director
Mark E. Konen

/s/ See Yeng Quek
------------------------------   Senior Vice President, Chief Investment Officer and
See Yeng Quek                    Director

/s/ Keith J. Ryan
------------------------------   Vice President and Director
Keith J. Ryan

/s/ Westley V. Thompson
------------------------------   Senior Vice President and Director
Westley V. Thompson

                               Exhibit Index
(n)  Consent of Independent Registered Accounting Firm.